SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Post-Effective Amendment No.	18	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	19	☒
(Check appropriate box or boxes)
VARIABLE ANNUITY ACCOUNT XI
(Scarborough Advantage)
(Exact Name of Registrant)
Security Benefit Life Insurance Company
(Name of Depositor)
One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code:
(785) 438-3000
Name and Address of Agent for Service:
Chris Swickard, Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636-0001
Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.
☐immediately upon filing pursuant to paragraph (b) of Rule 485
☒on May 1, 2017 pursuant to paragraph (b) of Rule 485
☐60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐on May 1, 2017, pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered:  Interests in a separate account under group unallocated flexible premium deferred variable annuity contract.

Prospectus
SCARBOROUGH ADVANTAGE VARIABLE ANNUITY

May 1, 2017

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC.

V6914
32-69146-00 2016/05/01

SCARBOROUGH ADVANTAGE VARIABLE ANNUITY
Group Flexible Purchase Payment Deferred Variable Annuity Contract
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Scarborough Advantage Variable Annuity—a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is a group contract available for those persons eligible to participate in the International Brotherhood of Electrical Workers (“IBEW”) Local Unions Savings and Retirement Plan and Trust. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective and current Participants.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XI, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the “Underlying Fund”). The Underlying Funds currently available under the Contract are:
•	Goldman Sachs VIT Small Cap Equity Insights
•	Goldman Sachs VIT Strategic Growth
•	Guggenheim VIF All Cap Value
•	Guggenheim VIF Large Cap Value
•	Guggenheim VIF Mid Cap Value
•	Guggenheim VIF World Equity Income
•	Invesco V.I. Global Real Estate
•	Invesco V.I. International Growth
•	Janus Aspen Research (formerly Janus Aspen Janus Portfolio)
•	Neuberger Berman AMT Socially Responsive
•	PIMCO VIT Real Return
•	PIMCO VIT Total Return
•	Rydex VIF Energy Services
•	T. Rowe Price Mid Cap Growth

Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value in the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.
Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2017, which has been filed with the Securities and Exchange Commission

The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment into an Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses or prospectuses for the underlying funds by contacting the Company at 1‑800-888-2461.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract will go up and down and you could lose money.

Date:  May 1, 2017

V6914
32-69146-00  2016/05/01

(“SEC”), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636‑0001 or by calling 1‑800‑888‑2461. The table of contents of the Statement of Additional Information is set forth on page 34 of this Prospectus.
The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Table of Contents

5

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — PlanMember Securities Corp/Scarborough Alliance Group, One Bridge Street, Irvington, New York 10533.
Annuitant — The person designated by Participant to receive annuity payments. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity  (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Start Date — The date when annuity payments are to begin.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from a Participant’s bank account on a specified day of each month or a payroll deduction arrangement.
Contract Date — The date of a Participant’s first contribution to the Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial Purchase Payment is credited to the Contract.
Contractholder or Holder — The IBEW Local Unions Savings and Retirement Plan and Trust holds the Contract for the benefit of Participants.
Contract Value — The total value of a Participant’s account which includes amounts allocated to the Subaccounts and the Fixed Account.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person designated by Participant as having the right to the death benefit, if any, payable upon Participant’s death.
Fixed Account — A separate account of the Company to which Participant may allocate all or a portion of Contract Value to be held for accumulation at fixed rates of interest declared periodically by the Company.
General Account — All assets of the Company other than those allocated to the Separate Account, the Fixed Account, or to any other separate account of the Company.
Internal Revenue Code or the Code – The Internal Revenue Code of 1986, as amended
Participant — A Participant as defined in the Trust Agreement. Participant is also identified herein as “you”.
Purchase Payment — An amount paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The Variable Annuity Account XI. A separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

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Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.
Trust — The IBEW Local Unions Savings and Retirement Plan and Trust.
Trust Agreement — The Trust Agreement creating the Trust.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.
Withdrawal Value — The amount a Participant will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes.

Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and in the Contract.
Purpose of the Contract — The flexible purchase payment deferred variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.
You may purchase the Contract pursuant to the terms of the Trust Agreement if you are eligible to be a Participant under its terms.
The Separate Account and the Underlying Funds — The Separate Account is divided into accounts, each referred to as a Subaccount. See “Separate Account.” Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has its own investment objective and policies.
You may allocate your Purchase Payments and Contract Value among the available Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.
Fixed Account — You may allocate all or part of your Purchase Payments to the Fixed Account, which is a separate account of the Company. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company. Contract Value allocated to the Fixed Account is guaranteed by the Company subject to its financial strength and claims-paying ability. See “The Fixed Account.”
Purchase Payments —The minimum initial Purchase Payment is $2,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $100. There is no minimum for subsequent Purchase Payments made pursuant to an Automatic Investment Program. See “Purchase Payments.”
Contract Benefits — You may transfer your Contract Value among the Subaccounts and to and from the Fixed Account.
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At any time before the Annuity Start Date, you may surrender your Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value. See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to attaining age 59½.
The Contract provides for a death benefit upon your death prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on a fixed basis. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”
Charges and Deductions — The Company does not deduct sales load from Purchase Payments before allocating them to Contract Value. Certain charges will be deducted in connection with the Contract as described below.
Mortality and Expense Risk Charge. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.45% of each Subaccount’s average daily net assets. See “Mortality and Expense Risk Charge.”
Administration and Distribution Charge. The Company currently charges an administration and distribution charge equal to an annual rate of 0.91% of each Subaccount’s average daily net assets, except that the annual rate for the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF Mid Cap Value Subaccounts is 0.56%. The Company may deduct a maximum daily administration and distribution charge equal to an annual rate of 0.94% of each Subaccount’s average daily net assets, except the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF Mid Cap Value Subaccounts for which the maximum annual rate is 0.59%. See “Administration and Distribution Charge.”
Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted when you begin receiving annuity payments or upon full withdrawal if a premium tax was incurred by the Company and is not refundable. Partial with-drawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. Currently, in Maine , South Dakota and Wyoming, the company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”
Other Expenses. Investment advisory fees and other operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. For a description of these charges and expenses, see the prospectus for each Underlying Fund.
Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)
Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be new charges for this Contract, which may be higher (or lower), and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
The IRS has also ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within 180 days of the exchange. Please see your tax adviser for further information.
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Contacting The Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Administrative Office located at One Bridge Street, Irvington, New York 10533 or by phone by calling (914) 591‑9200 or 1‑800‑223‑7608.

Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
Participant Transaction Expenses — Participant transaction expenses are fees and expenses that you will pay when you invest in the Contract or make withdrawals from the Contract. The information below does not reflect state and/or local premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract.
Charge
Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None

Periodic Expenses — Periodic expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Charge
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	0.45%
Annual Administration and Distribution Charge	0.94%[1]
Total Separate Account Annual Expenses	1.39%
1   The maximum annual administration and distribution charge is 0.94% for all Subaccounts, except the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF Mid Cap Value Subaccounts for which the maximum annual administration and distribution charge is 0.59%. The Company currently assesses an annual administration and distribution charge of 0.91% from the Subaccounts (0.56% from the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF Mid Cap Value Subaccounts).

Underlying Fund Operating Expenses — The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.
	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses[1]	0.66%	1.66%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b‑1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the one year period ended December 31, 2016, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the one year period ended December 31, 2016. The Gross Annual Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements. Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.

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Examples — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses and Underlying Fund operating expenses but do not include state and/or local premium taxes, which may be applicable to the Contract.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and the maximum and minimum operating expenses  of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on Maximum Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$308	$942	$1,601	$3,365

Based on Minimum Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
If you hold, surrender or annuitize your Contract at the end of the applicable time period	$208	$643	$1,103	$2,379

Condensed Financial Information

Condensed financial information appears in Appendix A of this Prospectus.

Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2016, the Company had total assets under management of approximately $29 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contract is Security Distributors, LLC. (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly owned subsidiary of the Company, is registered as a broker-dealer with the SEC.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Participants, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Participants. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
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Separate Account — The Company established the Separate Account under Kansas law on October 26, 1998. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the Contract so provides. The Contract contains such a provision. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See ”Substitution of Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Subaccount invests in a corresponding Underlying Fund, each of which has different investment objectives and policies.
Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Contractholder or Participant arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Contractholders, owners and Participants including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying fund will achieve its objective. More detailed information is contained in the summary prospectuses or prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain summary prospectuses or prospectuses for the Underlying Funds by contacting the Company.
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund

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(sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary of, the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, the principal underwriter for the Contract, SDL, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b‑1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from .15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. An Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company its affiliates, and SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b‑1 fees and/or other payments that range in total from 0.15% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub‑adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub‑adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company
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may remove an Underlying Fund or restrict allocation of additional purchase payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is a group flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Participant who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a fixed basis, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Contract Value and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
You may purchase the Contract under the terms of the Trust Agreement if you are eligible to be a Participant under its terms.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the contract that exceed your Contract Value (such as those associated with the death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Financial Statements. We encourage both existing and prospective Participants to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1‑800‑888‑2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.
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Application to Invest in the Contract — If you wish to invest in the Contract, you may submit a participation enrollment form and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject a participation enrollment form or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age for which a participation enrollment form will be accepted is age 90.
Purchase Payments — The minimum initial Purchase Payment is $2,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $100. There is no minimum for subsequent Purchase Payments made pursuant to an Automatic Investment Program. A Purchase Payment exceeding $1 million will not be accepted without prior approval of the Company. The Company has the right to refuse any Purchase Payment and, as discussed below, to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the Valuation Period during which it is received by the Company; provided that the Purchase Payment is preceded or accompanied by a participation enrollment form that contains sufficient information to establish an account and properly credit such Purchase Payment. If you submit your participation enrollment form and/or initial Purchase Payment to your registered representative, the Company will not begin processing the participation enrollment form and initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete enrollment form. The enrollment form includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your enrollment form. If your enrollment form is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you in writing of the reasons for the delay. If you affirmatively revoke the consent given with your enrollment form to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied no later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received at the Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Participant is living. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment must be paid before the Automatic Investment Program will be accepted by the Company. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about your account to government regulators. In addition, the Company may be required to block an account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In a participation enrollment form, you select the Subaccounts and/or the Fixed Account to which Purchase Payments will be allocated. Purchase payments will be allocated according to your instructions contained in the enrollment form or more recent instructions received, if any. The allocations must be whole percentages and must total 100%. Available allocation alternatives include the fourteen Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at the Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract

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Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual and annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at the Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
You may make changes to the option by writing to the Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or one quarter if transfers were made on a quarterly, semiannual or annual basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
You may also dollar cost average Contract Value to or from the Fixed Account. You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options if the Fixed Account is included in one of these two options.
Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

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To elect this option, an Asset Reallocation request in proper form must be received by the Company at the Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer or, in the case of a new Participant, will allocate the initial Purchase Payment, among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected.
You may make changes to the option by writing to the Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option. You may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options if the Fixed Account is included in one of these two options.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the participation enrollment form or the proper form has been properly completed, signed and filed at the Administrative Office. The minimum transfer amount is $100, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
You may also transfer Contract Value from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.”
The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers in a Contract Year. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund and
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Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•	the total dollar amount being transferred;

•	the number of transfers you made within a period of calendar days;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Participants in the group.

If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Participants, which may have a negative impact on such other Participants.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000 with the exception of the T. Rowe Price Subaccount, which has no dollar threshold. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF Mid Cap Value subaccount on April 16, the 30 day restriction begins on April 17, and end on May 16, which means you could transfer back into the Guggenheim VIF Mid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
Goldman Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Large Cap Value, Guggenheim VIF Mid Cap Value, Guggenheim VIF World Equity Income	30 days
Invesco V.I. Global Real Estate, Invesco V.I. International Growth	30 days
Janus Aspen Research (formerly Janus Aspen Janus Portfolio)	30 days
Neuberger Berman AMT Socially Responsive	30 days
PIMCO VIT Real Return, PIMCO VIT Total Return	30 days
Rydex VIF Energy Services	Unlimited
T. Rowe Price Mid Cap Growth	30 days

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves
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the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
 Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Participants or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers” into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Participants determined to be engaged in transfer activity that may adversely affect other Participants or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Participants without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying
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Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Participants and, as a result, the Company will inadvertently treat those Participants differently than Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Participants may be treated differently than others. Consequently, there is a risk that some Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” No minimum amount of Contract Value is guaranteed. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,

•	Interest credited to the Fixed Account,

•	Payment of Purchase Payments,

•	Partial withdrawals (including systematic withdrawals), and

•	Charges assessed in connection with the Contract.

The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Participant’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition to Purchase Payments, other transactions such as full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, and (5) the administration and distribution charge under the Contract.

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Cut-Off Times — Any written, electronic, or telephonic transactions involving the Contract must be received by us prior to any announced closing of the NYSE to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the “cut-off time”). Financial transactions received at or after 3:00 p.m. Central time will be processed on the following Valuation Date. Financial transactions include transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — A Participant may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Participant is living and before the Annuity Start Date, subject to limitations under applicable law. You may not make a full or partial withdrawal after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at the Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” A proper Withdrawal Request form shall include the written consent of any effective assignee, if applicable.
The proceeds received upon a full withdrawal will be the Withdrawal Value. The Withdrawal Value is equal to your Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at the Administrative Office, less any uncollected premium taxes. The Company requires the signature of the Participant on any request to withdraw Contract Value.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $100 including systematic withdrawals as discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Contract Value to meet the request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable premium tax charge. See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $5,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to your instructions to the Company on the Withdrawal Request form. If you do not specify the allocation, the Company will deduct the amount of a partial withdrawal in the same proportion as the Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Participant and, if made prior to the Participant attaining age 59½, may be subject to a 10% penalty tax. You should carefully consider the tax consequences of a withdrawal. See “Federal Tax Matters.”
Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, you may elect to receive systematic withdrawals during your lifetime and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at the Administrative Office. This option may be elected at any time. You may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon your life expectancy. You also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. You may stop or modify systematic withdrawals upon proper written request received by the Company at the Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax. In no event will the amount of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes your Withdrawal Value to equal zero.

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If you are enrolled in the Dollar Cost Averaging or Asset Reallocation Options, you may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax that may be imposed on withdrawals made prior to the Participant attaining age 59½. See “Federal Tax Matters.”
Death Benefit — One should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant or any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If you die prior to the Annuity Start Date, the Company will pay the death benefit proceeds to your Designated Beneficiary upon receipt of due proof of your death and instructions regarding payment to the Designated Beneficiary.
If your surviving spouse is your sole Designated Beneficiary, your spouse may elect to continue your account in force, subject to certain limitations. If your spouse so elects, the Contract Date of your account will not change, and any death benefit payable after this election will be calculated using the same Contract Date. See “Distribution Requirements” below. If your death occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If you die prior to the Annuity Start Date and you were 75 or younger on the Contract Date, the amount of the death benefit will be the greatest of:
•	The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

•	Your Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

•	The stepped-up death benefit, if applicable .

The stepped-up death benefit is:
•	The largest death benefit on any Contract anniversary that is both an exact multiple of five and occurs prior to your attaining age 76, plus

•	Any Purchase Payments allocated to your Contract Value since the applicable Contract anniversary, less

•	Any withdrawals since the applicable anniversary.

The stepped-up death benefit is not payable and will not be included as part of the Death Benefit calculation if you die prior to the end of the fifth Contract Year.
If you die prior to the Annuity Start Date and your age was 76 or greater on the Contract Date the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the Administrative Office.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if you have completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Participant’s death instructions regarding the death benefit payment, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the Administrative Office. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there are limits under applicable law on the amount and duration of payments that the Designated
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Beneficiary may receive, and requirements respecting timing of, payments. Please note that any death benefit the Company may pay that is in excess of Contract Value is subject to the Company’s financial strength and claims-paying ability. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Distribution Requirements — If your surviving spouse is the sole Designated Beneficiary, your spouse may elect to continue your account in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Participant’s interest in the Contract within five years of the death of the Participant. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Participant’s death over a period not extending beyond his or her life or life expectancy.

Charges and Deductions

Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 0.45% of each Subaccount’s average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.
Administration and Distribution Charge — The Company may deduct a maximum daily administration and distribution charge equal to an annual rate of 0.94% of each Subaccount’s average daily net assets, except the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF Mid Cap Value Subaccounts for which the maximum annual rate is 0.59%. The Company is currently charging an annual rate of 0.91% of each Subaccount’s average daily net assets (0.56% of the average daily net assets of the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF Mid Cap Value Subaccounts). The purpose of this charge is to reimburse the

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Company for the expenses associated with administration and distribution of the Contract and operation of the Subaccounts. The Company expects to profit from this charge, and may use any profit derived from this charge for any lawful purpose, including distribution expenses.
Premium Tax Charge — Whether or not a premium tax is imposed will depend upon, among other things, the Holder’s state of domicile, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Such a tax is typically assessed when annuity payments are to begin, and, accordingly, the Company currently deducts this charge upon the Annuity Start Date. The Company assesses a premium tax charge to reimburse itself for any premium tax that it incurs in connection with the Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. In Maine, South Dakota and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00% respectively. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the administration and distribution charge for the Contract where the expenses associated with the administration of the Contract are reduced.
Guarantee of Certain Charges — The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.45% of each Subaccount’s average daily net assets and the charge for administration and distribution will not exceed an annual rate of 0.94% of each Subaccount’s average daily net assets (0.59% for the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF Mid Cap Value Subaccounts).
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Participant indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

Annuity Period

General — You select the Annuity Start Date when you complete the participation enrollment form. The Annuity Start Date may not be within 30 days of the Contract Date and may not be deferred beyond your 90th birthday. If you do not select an Annuity Start Date, the Company will use your 90th birthday as the Annuity Start Date.
On the Annuity Start Date, your Contract Value as of that date, less any applicable premium taxes, will be applied to provide an annuity under one of the options described below. Each option is a fixed annuity for which annuity payments will not fluctuate.
The Contract currently provides for five Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. The annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement using projection scale G and are adjusted to reflect an interest rate of 3%, compounded annually. If no Annuity Option is selected, the Company will make payments under Option 2, a life income, with a 10-year period certain.
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Annuity Options 1 through 5 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.
You may designate or change an Annuity Start Date or Annuity Option, provided proper written notice is received by the Company at the Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Administrative Office.
Once annuity payments have commenced under one of the Annuity Options, the Participant cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. The Contract specifies annuity tables for Annuity Options 1 through 5, described below. The tables contain the guaranteed minimum dollar amount of each annuity payment (per $1,000 of Contract Value, less any premium taxes applied).
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Participant, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.
Option 4 — Joint and Last Survivor. Annuity payments will be made as long as either the Annuitant or a Joint Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Option 5 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the Primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. The Fixed Account is a separate account of the Company established under Kansas law on October 26, 1998. The Company
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owns the assets of the Fixed Account and maintains them apart from the assets of its General Account and its other separate accounts. The assets held in the Fixed Account equal to the reserves and other Contract liabilities with respect to the Fixed Account may not be charged with liabilities arising from any other business the Company may conduct. Income and realized and unrealized gains and losses from assets in the Fixed Account are credited to, or charged against, the Fixed Account without regard to the income, gains or losses from the Company’s General Account or its other separate accounts.
The Fixed Account is subject to regulation and supervision by the Kansas Department of Insurance. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Subject to applicable law, the Company has sole discretion over investment of the assets of its Fixed Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to the Company’s financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates (the “Current Rate”) that are paid by the Company. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The Company will determine the Current Rate, if any, from time to time.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account. The Company bears the investment risk for Contract Value allocated to the Fixed Account and for paying interest at the Current Rate on amounts allocated to the Fixed Account. The Company does not guarantee a minimum Current Rate of interest.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes will be the same for Participants who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administration and distribution charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are also allowed pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is $100. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right at a future date to limit the number of transfers permitted each Contract Year, to limit the size and frequency of transfers and to discontinue transfers.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. See “Full and Partial Withdrawals” and “Systematic Withdrawals.”
Payments from the Fixed Account — Full and partial withdrawals, and transfers from the Fixed Account may be delayed for up to six months after a written request on the Withdrawal Request form, or other designated

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proper form is received by the Company at the Administrative Office. During the period of deferral, interest at the Current Rate will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Holder — The Contractholder is the IBEW Local Unions Savings and Retirement Plan and Trust (the “Trust”). The Trust holds the Contract for the benefit of Participants. While living, the Participant alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Participant prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Participant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above are alive, the Participant’s estate. The Primary Beneficiary is the individual named as such in the participation enrollment form or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Participant prior to the Annuity Start Date. The Participant may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at the Administrative Office. The change will not be binding on the Company until it is received and recorded at the Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated.
Reference should be made to the terms of the Trust Agreement and any applicable law for any restrictions or limitations on the designation of a Beneficiary.
Dividends — The Contract may share in the surplus earnings of the Company. However, the current dividend scale is zero and the Company does not anticipate that dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals) or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account, within seven days after a proper request is received at the Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the NYSE is closed other than customary weekend and holiday closings,

•	During which trading on the NYSE is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of the Participant, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and informa-
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tion security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use in connection with a retirement plan that is not a “qualified” plan for federal tax purposes. The discussion contained herein is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Govern-
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mental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income.
The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Participant has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that will be the case, these differences could result in a Participant being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Participant from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Plans — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non‑Natural Persons” and “Diversification Standards.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Surrenders or Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a contract less any distributions received previously under the contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Distributions on or after the Annuity Start Date. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non‑taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non‑taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first
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year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The right of a spouse to continue the account, and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. See “Distribution Requirements”.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified contracts prior to the Annuity Start Date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non-Natural Persons. If the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person (such as the Contract held by the Trust on behalf of the Participants) is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
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Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of your Contract Value, the designation of an Annuitant, payee or beneficiary, the selection of certain Annuity Start Dates or the exchange of your Contract Value may result in certain tax consequences to the Participant that are not discussed herein. A Participant contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Other Tax Considerations —
Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a Participant should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Participant. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
For 2017, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,4 9 0,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnership, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.

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Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Participant. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Participant provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from those who do vote. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of persons may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Participants, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company’s management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Participants. The Company further reserves the right to close any Subaccount to future allocations.
In connection with a substitution of any shares attributable to a Participant’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Participant approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Participants. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Participants if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted
31

by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of the Holder or Participants, to make any change to the provisions of the Contract to comply with, or give Participants the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Participants — The Company will send you quarterly a statement setting forth a summary of the transactions that occurred during the quarter, and indicating the Contract Value as of the end of the quarter. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports the federal securities laws may require.
Electronic Privileges — If the Electronic Privileges section of the participation enrollment form or other proper form has been completed, signed, and filed at the Company's Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to the Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Participant’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any
32

litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account, the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the form of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, LLC. (“SDL”), for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of PlanMember Securities Corporation/Scarborough Alliance Group, a member of FINRA that has entered into a selling agreement with the Company and SDL for the sale of the Contract (“PlanMember”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to PlanMember through SDL. During fiscal years 2016, 2015 and 2014, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $487,133.61, $752,765.87 and $773,885.38, respectively.
SDL passes through commissions it receives to PlanMember and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDL an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDL’s ongoing operations.
The Company pays commissions to PlanMember in connection with the promotion and sale of the Contract. A portion of any payments made to PlanMember may be passed on to its registered representatives in accordance with its internal compensation program. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Participants or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.
The Company pays commissions as a percentage of Contract Value on an ongoing basis. The Company does not expect commissions paid to PlanMember to exceed 0.75% annually of average Contract Value. The Company also may pay non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to PlanMember, depending on the agreement between PlanMember and your registered representative and PlanMember’s internal compensation program. This program may include other types of cash and non‑cash compensation and other benefits. Ask your registered representative for further information about what he or she and PlanMember may receive in connection with your purchase of a Contract.

Performance Information

Performance information for the Subaccounts, including yield and total return of the Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Participants.
Quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30‑day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual
33

total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and the administration and distribution charge, and may simultaneously be shown for other periods.
Although the Contract was not available for purchase until October 1999, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461.
Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of Variable Annuity Account XI at December 31, 2016, and for each of the specified periods ended December 31, 2016 and 2015, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

Table of Contents for Statement of Additional Information

The Statement of Additional Information for Scarborough Advantage Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company, its subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1‑800‑888‑2461 or by detaching this page from this Prospectus and mailing your request to Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:
GENERAL INFORMATION AND HISTORY
Safekeeping of Assets
PERFORMANCE INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

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Objectives for Underlying Funds

There is no guarantee that any Underlying Fund will meet its investment objective.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund summary prospectuses or prospectuses. Summary prospectuses or prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus.
NOTE:  If you received a summary prospectus for an Underlying Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Underlying Fund prospectus.
Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser	Sub-Adviser (if applicable)
Goldman Sachs VIT Small Cap Equity Insights	Institutional	Seeks long-term growth of capital.	Goldman Sachs Asset Mgmt., L.P.
Goldman Sachs VIT Strategic Growth	Institutional	Seeks long-term growth of capital.	Goldman Sachs Asset Mgmt., L.P.
Guggenheim VIF All Cap Value		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF Large Cap Value		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF Mid Cap Value		Seeks long-term growth of capital.	Guggenheim Investments
Guggenheim VIF World Equity Income		Seeks total return, comprised of capital appreciation and income.	Guggenheim Investments
Invesco V.I. Global Real Estate	Series I	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Invesco V.I. International Growth	Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Janus Aspen Research	Service	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC
Neuberger Berman AMT Socially Responsive	S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers, LLC
PIMCO VIT Real Return	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO
PIMCO VIT Total Return	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO
Rydex VIF Energy Services
Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production.
Guggenheim Investments
T. Rowe Price Mid Cap Growth		Provides long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.	T. Rowe Price Associates, Inc.

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APPENDIX A
Condensed Financial Information

The following condensed financial information presents Accumulation Unit values and ending Accumulation Units outstanding for each Subaccount for each of the following periods ended December 31.
Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Goldman Sachs VIT Small Cap Equity Insights	2016	22.43	27.26	12,587
	2015	23.24	22.43	12,032
	2014	22.03	23.24	12,766
	2013	16.47	22.03	14,461
	2012	14.80	16.47	13,145
	2011	14.90	14.80	18,198
	2010	11.61	14.90	18,155
	2009	9.22	11.61	18,460
	2008	14.16	9.22	20,091
	2007	17.20	14.16	25,878
Goldman Sachs VIT Strategic Growth	2016	19.34	19.45	40,289
	2015	18.96	19.34	37,414
	2014	16.91	18.96	38,032
	2013	12.95	16.91	32,629
	2012	10.95	12.95	34,743
	2011	11.40	10.95	33,526
	2010	10.44	11.40	36,552
	2009	7.16	10.44	38,683
	2008	12.46	7.16	40,404
	2007	11.47	12.46	46,606
Guggenheim VIF All Cap Value	2016	38.95	47.31	22,174
	2015	41.29	38.95	24,894
	2014	38.76	41.29	28,302
	2013	29.39	38.76	28,047
	2012	25.71	29.39	34,456
	2011	27.15	25.71	44,716
	2010	23.52	27.15	48,378
	2009	17.86	23.52	51,172
	2008	29.30	17.86	52,608
	2007	28.79	29.30	64,287

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim VIF Large Cap Value	2016	21.09	25.35	14,232
	2015	22.45	21.09	12,304
	2014	20.72	22.45	12,820
	2013	15.86	20.72	3,692
	2012	13.86	15.86	2,163
	2011	14.56	13.86	2,501
	2010	12.66	14.56	1,697
	2009	10.11	12.66	730
	2008[1]	10.00	10.11	0
Guggenheim VIF Mid Cap Value	2016	23.45	29.43	12,100
	2015	25.42	23.45	9,348
	2014	25.44	25.42	10,008
	2013	19.28	25.44	7,740
	2012	16.63	19.28	6,739
	2011	18.16	16.63	10,292
	2010	15.57	18.16	13,739
	2009	10.93	15.57	29,599
	2008[1]	10.00	10.93	790
Guggenheim VIF World Equity Income	2016	18.86	20.60	24,903
	2015	19.18	18.86	24,200
	2014	18.45	19.18	23,092
	2013	15.62	18.45	23,393
	2012	13.54	15.62	27,796
	2011	16.25	13.54	31,350
	2010	14.19	16.25	35,159
	2009	11.97	14.19	38,250
	2008	19.62	11.97	42,542
	2007	18.18	19.62	83,632
Invesco V.I. Global Real Estate	2016	20.43	20.56	6,172
	2015	21.02	20.43	4,246
	2014	18.59	21.02	3,985
	2013	18.35	18.59	1,835
	2012	14.52	18.35	1,550
	2011	15.74	14.52	2,201
	2010	13.58	15.74	2,126
	2009	10.47	13.58	661
	2008[1]	10.00	10.47	414

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco V.I. International Growth	2016	19.45	19.10	8,507
	2015	20.19	19.45	8,226
	2014	20.40	20.19	5,963
	2013	17.38	20.40	2,580
	2012	15.25	17.38	2,732
	2011	16.57	15.25	2,273
	2010	14.89	16.57	2,361
	2009	11.16	14.89	1,093
	2008[1]	10.00	11.16	482
Janus Aspen Research (formerly Janus Aspen Janus Portfolio)	2016	25.13	24.86	5,676
	2015	24.25	25.13	3,476
	2014	21.81	24.25	2,127
	2013	17.01	21.81	2,639
	2012	14.58	17.01	2,150
	2011	15.64	14.58	758
	2010	13.88	15.64	2,371
	2009	10.35	13.88	115
	2008[1]	10.00	10.35	0
Neuberger Berman AMT Socially Responsive	2016	24.53	26.53	9,041
	2015	25.02	24.53	6,977
	2014	23.03	25.02	4,903
	2013	16.99	23.03	3,349
	2012	15.56	16.99	2,359
	2011	16.28	15.56	2,848
	2010	13.45	16.28	2,730
	2009	10.38	13.45	1,407
	2008[1]	10.00	10.38	999
PIMCO VIT Real Return	2016	13.07	13.56	9,085
	2015	13.62	13.07	4,970
	2014	13.39	13.62	5,210
	2013	14.96	13.39	4,770
	2012	13.94	14.96	9,696
	2011	12.66	13.94	5,188
	2010	11.87	12.66	6,724
	2009	10.17	11.87	5,379
	2008[1]	10.00	10.17	485

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
PIMCO VIT Total Return	2016	13.63	13.81	30,183
	2015	13.76	13.63	31,283
	2014	13.37	13.76	29,619
	2013	13.83	13.37	24,479
	2012	12.79	13.83	25,419
	2011	12.52	12.79	16,564
	2010	11.74	12.52	15,314
	2009	10.44	11.74	13,524
	2008[1]	10.00	10.44	0
Rydex VIF Energy Services	2016	9.43	11.45	7,642
	2015	13.99	9.43	1,956
	2014	20.08	13.99	2,038
	2013	16.43	20.08	1,474
	2012	16.59	16.43	2,048
	2011	18.54	16.59	3,380
	2010	14.91	18.54	1,112
	2009	9.31	14.91	741
	2008[1]	10.00	9.31	0
T. Rowe Price Mid Cap Growth	2016	58.10	60.90	45,072
	2015	55.27	58.10	45,748
	2014	49.54	55.27	46,154
	2013	36.74	49.54	47,219
	2012	32.70	36.74	48,302
	2011	33.58	32.70	51,938
	2010	26.57	33.58	53,833
	2009	18.49	26.57	55,650
	2008	31.12	18.49	60,879
	2007	26.85	31.12	70,728

1 For the period of October 24, 2008 (the date operations commenced) to December 31, 2008.

SCARBOROUGH ADVANTAGE VARIABLE ANNUITY

Variable Annuity Account XI

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2017

Group Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001
1-800-888-2461

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497
1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Scarborough Advantage Variable Annuity dated May 1, 2017, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from Security Benefit (the “Company”) by calling 1‑800‑888‑2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497. The Scarborough Advantage Variable Annuity is funded by a separate account of the Company called the Variable Annuity Account XI.

V6914A
32-69149-01  2016/05/01

Table of Contents

Page
GENERAL INFORMATION AND HISTORY	3
Safekeeping of Assets	3
PERFORMANCE INFORMATION	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	4
FINANCIAL STATEMENTS	4

2

General Information and History

For a description of the Scarborough Advantage Variable Annuity, a group flexible purchase payment deferred variable annuity contract (the “Contract”), Security Benefit Life Insurance Company (the “Company”), and the Variable Annuity Account XI (the “Separate Account”), see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Performance Information

Performance information for the Subaccounts, including the yield, average annual total return and total return, may appear in advertisements, reports, and promotional literature provided to current or prospective Participants.
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV
(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the subaccounts under the Contract, and reflect the deduction of the mortality and expense risk charge of 0.45% and the maximum annual administration and distribution charge of 0.94% for all Subaccounts except the Guggenheim VIF Large Cap Value, Guggenheim VIF World Equity Income, Guggenheim VIF All Cap Value and Guggenheim VIF Mid Cap Value Subaccounts for which the maximum annual administration and distribution charge is 0.59%.
Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume the maximum annual administration and distribution charge. The maximum annual administration and distribution charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the maximum annual administration and distribution charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based.
3

Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, and the financial statements of Variable Annuity Account XI at December 31, 2016, and for each of the specified periods ended December 31, 2016 and 2015, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, and the financial statements of Variable Annuity Account XI at December 31, 2016 and for each of the specified periods ended December 31, 2016 and 2015, or for portions of such periods as disclosed in the financial statements are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

4

Consolidated Financial Statements
Security Benefit Life Insurance Company and Subsidiaries
 Years Ended December 31, 2016, 2015 and 2014
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Financial Statements
Years Ended December 31, 2016, 2015, and 2014

Report of Independent Auditors

The Board of Directors
Security Benefit Life Insurance Company
We have audited the accompanying consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

April 28, 2017

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31
	2016	2015
	(In Thousands, except as noted)
Assets
Investments:
Securities available for sale:
Fixed maturities ($16,347.6 million and $16,502.2 million in amortized cost for 2016 and 2015, respectively; includes
$4,213.6 million and $2,929.4 million related to consolidated
variable interest entities for 2016 and 2015, respectively)	$16,477,635	$16,013,677
Equity securities ($43.5 million and $103.8 million in
cost for 2016 and 2015, respectively)	47,663	103,285
Securities fair value option:
Fixed maturities	146,396	145,005
Equity securities	86	1,608
Mortgage loans	–	8,680
Notes receivable from related parties	3,967,197	2,568,594
Mortgage loans (includes $549.0 million and $0 related to
consolidated variable interest entities for 2016 and 2015,	1,652,037	1,300,795
respectively)
Policy loans	444,973	427,393
Cash and cash equivalents (includes $69.4 million and $1.7 million related to consolidated variable interest entities for 2016 and
2015, respectively)	994,320	584,481
Short-term investments	69,889	390,120
Call options	381,396	340,410
Other invested assets	260,535	246,644
Total investments	24,442,127	22,130,692

Accrued investment income (includes $46.6 million and $30.8
million related to consolidated variable interest entities for 2016
and 2015, respectively)	241,808	221,657
Accounts receivable	171,760	325,693
Reinsurance recoverable	2,458,624	2,581,887
Deferred tax asset	–	41,178
Property and equipment, net	44,446	45,745
Deferred policy acquisition costs	1,151,091	1,016,929
Deferred sales inducement costs	969,608	906,899
Value of business acquired	31,247	30,514
Other assets	131,717	99,702
Separate account assets	5,524,616	5,180,507
Total assets	$35,167,044	$32,581,403

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31
	2016	2015
	(In Thousands, except as noted)
Liabilities and stockholder's equity
Liabilities:
Policy reserves and annuity account values	$26,039,876	$23,504,494
Funds withheld	169,090	177,876
Accounts payable and accrued expenses (includes $4.7 million and $282.6 million related to consolidated variable interest
entities for 2016 and 2015, respectively)	181,760	595,153
Deferred income tax liability	157,264	–
Surplus notes payable	80,728	129,535
Notes payable related to commission assignments	68,998	97,095
Mortgage debt	21,001	24,041
Debt from consolidated variable interest entities	720,055	425,732
Long-term debt - SAILES 2-0, LLC	77,313	84,359
Other liabilities	296,936	214,729
Repurchase agreements	–	727,712
Separate account liabilities	5,524,616	5,180,507
Total liabilities	33,337,637	31,161,233

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	1,248,492	1,248,492
Accumulated other comprehensive income (loss)	61,997	(143,498)
Retained earnings	511,918	308,176
Total stockholder's equity	1,829,407	1,420,170

Total liabilities and stockholder's equity	$35,167,044	$32,581,403

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31
	2016	2015	2014
		(In Thousands)
Revenues:
Net investment income	$1,092,029	$908,909	$724,572
Asset-based fees	65,964	71,844	75,501
Other product charges	170,593	154,231	110,237
Net realized/unrealized gains (losses), excluding
impairment losses on available-for-sale securities	(5,135)	(282,228)	189,208
Total other-than-temporary impairment losses on
available-for-sale securities and other invested assets	(3,156)	(5,082)	(6,361)
Portion of impairment losses on available-for-sale
bonds recognized in other comprehensive income	(79)	1,258	1,083
Other revenues	61,370	58,484	46,987
Total revenues	1,381,586	907,416	1,141,227

Benefits and expenses:
Index credits and interest credited to account balances	216,019	247,885	341,736
Other benefits	493,513	56,460	229,995
Total benefits	709,532	304,345	571,731

Commissions and other operating expenses	230,010	169,699	165,364
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	76,593	165,419	195,867
Interest expense	64,200	57,006	30,957
Total benefits and expenses	1,080,335	696,469	963,919

Income before income tax expense	301,251	210,947	177,308
Income tax expense	97,509	45,163	48,956
Net income	$203,742	$165,784	$128,352

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2016	2015	2014
		(In Thousands)
Net income	$203,742	$165,784	$128,352
Other comprehensive income (loss), net:
Net unrealized gains (losses) on available-for-sale
securities	411,676	(516,970)	208,494
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	(112,163)	141,565	(62,697)
Policy reserves and annuity account values	(94,018)	115,550	(49,451)
Total other comprehensive income (loss), net	205,495	(259,855)	96,346
Comprehensive income (loss)	$409,237	$(94,071)	$224,698

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
			(In Thousands)
Balance at January 1, 2014	$7,000	$523,492	$20,011	$132,440	$682,943
Net income	–	–	–	128,352	128,352
Other comprehensive income, net	–	–	96,346	–	96,346
Contribution from parent	–	325,000	–	–	325,000
Distributions/dividends paid	–	–	–	(118,400)	(118,400)
Balance at December 31, 2014	7,000	848,492	116,357	142,392	1,114,241
Net income	–	–	–	165,784	165,784
Other comprehensive loss, net	–	–	(259,855)	–	(259,855)
Contribution from parent	–	400,000	–	–	400,000
Balance at December 31, 2015	7,000	1,248,492	(143,498)	308,176	1,420,170
Net income	–	–	–	203,742	203,742
Other comprehensive income, net	–	–	205,495	–	205,495
Balance at December 31, 2016	$7,000	$1,248,492	$61,997	$511,918	$1,829,407

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31
	2016	2015	2014
		(In Thousands)
Operating activities
Net income	$203,742	$165,784	$128,352
Adjustments to reconcile net income to net cash and
cash equivalents provided by (used in) operating activities:
Net realized/unrealized (gains) losses	8,370	287,346	(182,166)
Amortization of investment premiums and discounts	(12,797)	(22,501)	(47,834)
Annuity and interest-sensitive life products –
interest credited to account balances	216,019	247,885	341,736
Depreciation and amortization	7,423	7,236	7,260
Policy acquisition costs deferred	(359,584)	(341,002)	(507,325)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	76,593	165,419	195,867
Net sales of fixed maturities, fair value option	1,286	46,348	59,285
Net purchases of equity securities, fair value option	(47)	(606)	–
Net sales of mortgage loans, at fair value	8,715	7,109	24,124
Change in funds withheld liability	(8,786)	(56,981)	(110,838)
Deferred income taxes	87,879	35,485	40,385
Change in annuity guarantees	358,096	171,132	266,433
Other changes in operating assets and liabilities	(80,599)	168,849	(244,271)
Net cash and cash equivalents provided by (used in) operating activities	506,310	881,503	(28,992)

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	11,370,677	5,909,655	2,805,558
Equity securities available for sale	107,298	46,136	98,955
Notes receivable from related parties	5,221,013	3,364,359	732,820
Mortgage loans	574,533	76,718	16,623
Call options	59,704	114,754	218,463
Other invested assets	82,416	107,915	168,966
	17,415,641	9,619,537	4,041,385
Acquisitions of investments:
Fixed maturities available for sale	(11,004,309)	(9,360,101)	(7,232,784)
Equity securities available for sale	(92,077)	(37,906)	(59,749)
Notes receivable from related parties	(6,620,840)	(3,776,009)	(1,540,495)
Mortgage loans	(1,038,759)	(848,564)	(69,383)
Call options	(179,295)	(140,521)	(290,930)
Other invested assets	(43,629)	(43,950)	(101,942)
	(18,978,909)	(14,207,051)	(9,295,283)

Net sales of short-term investments	312,496	(303,945)	115,181
Net decrease (increase) in policy loans	(17,580)	(14,205)	62,389
Net cash and cash equivalents used in investing activities	(1,268,352)	(4,905,664)	(5,076,328)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31
	2016	2015	2014
		(In Thousands)

Financing activities
Payments on mortgage debt and long-term debt	(230,752)	(153,019)	(187,189)
Issuance of notes payable related to commission
assignments and consolidated VIEs	436,612	198,615	612,460
Capital contribution from parent	–	400,000	325,000
Dividends paid to parent	–	–	(118,400)
Net change in repurchase agreements	(727,712)	486,517	113,660
Deposits to annuity account balances	4,559,381	3,263,565	4,747,434
Withdrawals from annuity account balances	(2,865,648)	(1,226,811)	(1,297,466)
Net cash and cash equivalents provided by financing activities	1,171,881	2,968,867	4,195,499

Increase (decrease) in cash and cash equivalents	409,839	(1,055,294)	(909,821)
Cash and cash equivalents at beginning of year	584,481	1,639,775	2,549,596
Cash and cash equivalents at end of year	$994,320	$584,481	$1,639,775

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest	$36,396	$29,455	$26,280
Income taxes	$11,700	$10,798	$28,818

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

1. Nature of Operations and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company) consist primarily of marketing and distributing annuities, retirement plans and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed indexed annuities and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; Gennessee Insurance Agency, LLC (Gennessee); Dunbarre Insurance Agency, LLC (Dunbarre); SAILES 2-0, LLC (SAILES); and the consolidated VIEs (see Note 3).
All intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed.  Significant estimates and assumptions include the valuation of investments; valuation of derivative financial instruments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
Investments
Fixed maturity investments include bonds, asset-backed securities and redeemable preferred stock.  Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated statements of comprehensive income, net of adjustments related to DAC, DSI, VOBA, policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include common stock and non-redeemable preferred stock. Equity securities are classified as available for sale and are carried at fair value, with related unrealized gains and losses reflected as a component of AOCI, net of applicable income taxes.
The Company elects the fair value option for certain fixed maturity securities, commercial mortgage loans, and equity investments that are segregated to support the funds withheld reinsurance liability (see Note 10) and certain fixed maturity securities that have embedded derivative features. The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) on the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the average cost method. Unrealized capital gains and losses related to fair value option securities are reported as a component of net realized/unrealized gains (losses) on the consolidated statements of operations. Other-than-temporary impairments (OTTIs) are reported separately on the consolidated statements of operations.
To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
income. For debt securities where the Company does not expect to recover the amortized cost basis, does not plan to sell, or it is not more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in other comprehensive income (OCI).
The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.
Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations.
Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.
Restricted cash consists of cash pledged by the Company as collateral and cash held in accordance with SEC regulations for the exclusive benefit of customers. All restricted cash has been segregated from the Company’s operating cash accounts. At December 31, 2016, the Company held no restricted cash. At December 31, 2015, the Company held restricted cash of $3.6 million.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
The Company has agreed to provide a short-term loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 14.
Policy loans are reported at unpaid principal.
Asset and Liability Derivatives
The Company hedges certain exposures to interest rate risk and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.
The Company issues certain products that contain a derivative that is embedded in the product and must be accounted for under ASC 815, Derivatives and Hedging. Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized on the consolidated statements of operations.
The Company has entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies’ behalf. The Company pays heaped first commissions to field producers then receives monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The assigned commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with FASB ASC 815, Derivatives and Hedging, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
The Company is party to agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties is reported on the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities.
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments (gross blended separate account return assumption of 7.7% for all years), withdrawal, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.
For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
Value of business acquired (VOBA) is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.
The following is a summary of property and equipment at cost less accumulated depreciation as of December 31
	2016	2015
	(In Thousands)

Land	$5,630	$5,630
Land improvements	493	367
Building	46,716	46,321
Furniture	2,691	2,283
Data processing equipment	591	591
Computer software	3,211	3,515
Other	965	661
	60,297	59,368
Less accumulated depreciation	15,851	13,623
Net property and equipment	$44,446	$45,745

Accumulated depreciation deducted from investment in real estate amounted to $10.9 million and $9.2 million at December 31, 2016 and 2015, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires during 2018. Under this lease, certain operating expenses of the premises are the responsibility of the FHLB, while others are reimbursed to the Company (see Note 15).
In February 2013, SAILES 2-0, LLC (SAILES) acquired an airplane for other investment purposes. SAILES leases the airplane to an airline under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method over 25 years which approximates its estimated productive life. Depreciation on the asset in the amount of $5.2 million for each of the years ended December 31, 2016, 2015 and 2014 is included in commissions and other operating expenses on the consolidated statements of operations.
The following is a summary of the asset held at cost less accumulated depreciation for the years ended December 31:
	2016	2015
	(In Thousands)

Airplane	$145,000	$145,000
Less accumulated depreciation	(19,916)	(14,720)
	$125,084	$130,280

The asset is included in other invested assets on the consolidated balance sheets.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $20.2 million and $19.9 million at December 31, 2016 and 2015, respectively, with the change in net policy value recorded in other revenue of $0.6 million $0.3 million, and $0.1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)
Company-Owned Life Insurance
The Company has invested in company-owned life insurance.  The investment is carried in other assets at net policy value of $26.0 million and $23.8 million at December 31, 2016 and 2015, respectively, with the change in net policy value recorded as an increase in/(reduction) of other benefits of $1.9 million, $0.1 million, and ($1.3) million for the years ended December 31, 2016, 2015 and 2014, respectively.
Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders by the Company, are excluded from the amounts reported on the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Product charge revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed living benefit (GLB) feature.
The Company issued to certain related parties funding agreements through separate accounts whereby the contract holders elect to invest in various investment options offered under the policy. Contract holders have the ability to take policy loans, which are secured by the policy, up to an amount specified in the policy. As of December 31, 2016 and 2015, separate account

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

investments

1. Nature of Operations and Significant Accounting Policies (continued)
funded through these agreements were $1,870.3 million and $1,494.0 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Policy loans related to these separate accounts totaled $352.0 million and $327.9 million as of December 31, 2016 and 2015, respectively, and are reported in policy loans on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees and interest on the policy loans issued to the contract holders.
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.0% to 4.5% during each of the years 2016, 2015, and 2014. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
Policy reserves and annuity account values also include funding agreements of $652.5 million and $1,520.7 million at December 31, 2016 and 2015, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
The Company offers fixed indexed annuity products with returns linked to the performance of certain indices. The fixed indexed annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB. The GLWB and GMDB guarantees are accounted for as benefit

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit

1. Nature of Operations and Significant Accounting Policies (continued)
reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

1. Nature of Operations and Significant Accounting Policies (continued)
Recognition of Revenues
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. For mortgage-backed securities, included in the fixed maturity available-for-sale securities portfolios, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured notes other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.
Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.
Commissions include point-of-sale fees for retirement plan and variable annuity transactions and are recognized when earned. Service fees represent amounts earned under agreements with the investment advisors and/or underwriters of both affiliated and unaffiliated mutual funds.  These fees are accrued and paid on a monthly basis based on contractual agreements.

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2016 or 2015.
Recently Issued Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers. This authoritative guidance outlines a single comprehensive model for entities to use in accounting for revenue arising from

1. Nature of Operations and Significant Accounting Policies (continued)
contracts with customers, and supersedes most current revenue recognition guidance, including industry-specific guidance.  The core principle of the revenue standard is that an entity recognize revenue to reflect the transfer of a promised good or service to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for the good or service. The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract. Entities have the option of using either a full retrospective or a modified retrospective approach for the adoption of the new standard, which becomes effective for fiscal years beginning after December 15, 2016.
In August 2015, the FASB issued ASU 2015-14 Revenue from Contracts with Customers (Topic 606).  The amendments in this Update defer the effective date of Update 2014-09 for all entities by one year. Therefore, ASU 2014-09 will be effective for the Company’s fiscal year beginning January 1, 2018. During 2016, the FASB issued ASU 2016-08, 2016-10, and 2016-12 that are all further clarifications to ASU 2014-09. The Company is currently evaluating the impact of this revenue recognition guidance on the financial statements.
In February 2015, the FASB issued ASU 2015-2, which updated consolidation standards under ASC Topic 810, Consolidation. Under this update, a new consolidation analysis is required for VIEs, which limits the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. ASU 2015-02 eliminates some of the criteria under which the fees of investment managers and similar entities are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. During 2016, SBLIC adopted ASU 2015-02 on a modified retrospective approach for all periods

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

presented. The adoption did not result in a cumulative effect adjustment to the Company’s retained earnings. There is no impact to the consolidated financial statements upon adoption.
In January 2016, the FASB issued ASU 2016-01 Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the Fair Value Option (FVO) that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. The amendments in this Update are effective for fiscal years beginning after December 15, 2017. Earlier application is permitted. The Company is currently evaluating the impact of this ASU.

1. Nature of Operations and Significant Accounting Policies (continued)
In February 2016, the FASB issued ASU 2016-02, Leases. The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2019 for the Company, with early adoption permitted. The Company is in the process of evaluating the impact of this new guidance.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard will become effective for the Company on January 1, 2021, with early adoption permitted in 2019. The Company is currently evaluating the impact of this new guidance on the financial statements, but does not expect it to have a material impact.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, gross unrealized gains and losses, fair values and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments and equity securities classified as available for sale, is as follows:

		December 31, 2016
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
			(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$405,327	$1,775	$6,675	$400,427	$–
Obligations of government-sponsored
enterprises	473,677	4,475	6,116	472,036	–
Corporate	6,422,515	129,141	53,168	6,498,488	(79)
Obligations of foreign governments	10,154	184	60	10,278	–
Municipal obligations	253,415	10,693	4,750	259,358	–
Commercial mortgage-backed	465,490	3,467	7,378	461,579	–
Residential mortgage-backed	115,321	1,981	1,197	116,105	–
Collateralized debt obligations	2,014	2,289	–	4,303	–
Other debt obligations(1)	8,199,696	133,815	78,450	8,255,061	–
Total fixed maturity investments	$16,347,609	$287,820	$157,794	$16,477,635	$(79)

Equity securities:
Communications	$25,066	$5,047	$–	$30,113	$–
Financial	802	136	–	938	–
Industrial	4	36	–	40	–
Mutual fund	8,438	88	1,154	7,372	–
Government	9,200	–	–	9,200	–
Total equity securities	$43,510	$5,307	$1,154	$47,663	$–

(1) Other debt obligations consist of other asset-backed securities, including collateralized loan obligations, and redeemable preferred stock.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

		December 31, 2015
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
			(In Thousands)
Fixed maturities:
U.S. Treasury securities and other U.S.
government corporations and agencies	$718,656	$19,428	$9,780	$728,304	$–
Obligations of government-sponsored
enterprises	591,312	12,887	6,390	597,809	–
Corporate	5,821,576	102,013	242,642	5,680,947	1,312
Obligations of foreign governments	19,034	293	70	19,257	–
Municipal obligations	471,829	30,109	9,055	492,883	–
Commercial mortgage-backed	532,289	5,618	4,415	533,492	–
Residential mortgage-backed	170,378	1,578	5,745	166,211	–
Collateralized debt obligations	13,257	2,255	14	15,498	–
Other debt obligations(1)	8,163,848	43,335	427,907	7,779,276	(54)
Total fixed maturity investments	$16,502,179	$217,516	$706,018	$16,013,677	$1,258

Equity securities:
Financial	$44,213	$3,373	$1,019	$46,567	$–
Mutual fund	8,324	–	1,691	6,633	–
Government	49,604	–	–	49,604	–
Consumer	1,648	–	1,167	481	–
Total equity securities	$103,789	$3,373	$3,877	$103,285	$–

(1) Other debt obligations consist of other asset-backed securities, including collateralized loan obligations, and redeemable preferred stock.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties
	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)
Due one year or less	$43,534	$43,477
Due after one year through five years	3,380,102	3,384,014
Due after five years through ten years	1,505,028	1,529,204
Due after ten years	2,162,747	2,211,857
Mortgage-backed securities and other asset-backed
securities	9,256,198	9,309,083
	$16,347,609	$16,477,635

As of December 31, 2016 and 2015, there were 21 and 28 issuers, with a total amount of $6,099.0 million and $7,131.0 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments and equity securities classified as available for sale with unrealized losses as of December 31, 2016 and 2015, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2016
			Greater Than or Equal
	Less Than 12 Months		to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$351,074	$6,165	$2,671	$510	$353,745	$6,675
Obligations of government-sponsored
enterprises	346,728	6,084	1,096	32	347,824	6,116
Corporate	879,562	24,448	459,719	28,720	1,339,281	53,168
Obligations of foreign governments	3,446	60	–	–	3,446	60
Municipal obligations	103,594	2,948	5,777	1,802	109,371	4,750
Commercial mortgage-backed	277,060	7,044	12,496	334	289,556	7,378
Residential mortgage-backed	22,926	442	32,700	755	55,626	1,197
Other debt obligations	1,889,868	41,693	1,599,117	36,757	3,488,985	78,450
Total fixed maturity investments, available for sale	$3,874,258	$88,884	$2,113,576	$68,910	$5,987,834	$157,794

Number of securities with unrealized losses		595		212		807
Percent investment grade (AAA through BBB-)		86%		67%		81%

Total equity securities available for sale	$–	$–	$6,983	$1,154	$6,983	$1,154

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2015
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$415,916	$9,780	$–	$–	$415,916	$9,780
Obligations of government-sponsored
enterprises	344,273	6,386	2,753	4	347,026	6,390
Obligations of foreign governments	8,672	70	–	–	8,672	70
Corporate	1,995,750	234,430	354,546	14,122	2,350,296	248,552
Municipal obligations	74,299	3,698	61,728	5,357	136,027	9,055
Commercial mortgage-backed	63,455	1,403	173,497	3,012	236,952	4,415
Residential mortgage-backed	113,690	5,139	12,986	606	126,676	5,745
Collateralized debt obligations	11,144	14	–	–	11,144	14
Other debt obligations	4,985,425	331,751	1,056,743	90,246	6,042,168	421,997
Total fixed maturity investments, available for sale	$8,012,624	$592,671	$1,662,253	$113,347	$9,674,877	$706,018

Number of securities with unrealized losses		799		207		1,006
Percent investment grade (AAA through BBB-)		90%		89%		90%

Total equity securities available for sale	$28,767	$3,877	$–	$–	$28,767	$3,877

The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. Because the Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost bases, which may be maturity, the Company does not consider those investments to be other than temporarily impaired at December 31, 2016 and 2015. For equity securities, the Company evaluated the near-term prospects of the issuer in relation to the severity and duration of the impairment. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2016 and 2015.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and (4) for equity securities, the Company’s ability and intent to hold the security until it recovers in value.  For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.
The following table provides a rollforward of accumulated credit losses for fixed maturity securities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended December 31:
	2016	2015	2014
		(In Thousands)
Balance at beginning of year	$(8,410)	$(6,176)	$(3,574)
Credit losses for which an other-than-temporary impairment
was not previously recognized	(2,954)	(2,703)	(5,278)
Reduction for securities sold during the year or intended to be sold	4,779	1,589	2,676
Additional credit loss impairments on securities previously impaired	(281)	(1,120)	–
Balance at end of year	$(6,866)	$(8,410)	$(6,176)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended December 31:

	2016	2015	2014
		(In Thousands)
Interest on fixed maturity investments, available for sale	$865,746	$765,917	$548,060
Interest on fixed maturity investments, fair value option	6,740	6,555	8,505
Interest on notes receivable from related parties	150,068	33,852	40,648
Dividends on equity securities	2,195	6,026	2,466
Dividends on equity securities, fair value option	–	97	51
Interest on mortgage loans	97,495	36,663	23,915
Interest on mortgage loans, fair value option	86	383	1,315
Interest on policy loans	29,135	26,868	27,605
Interest on short-term investments	17,709	90,159	72,281
Other	4,263	1,428	41,882
Total investment income	1,173,437	967,948	766,728
Less:
Investment expenses	74,582	51,803	30,474
Ceded to reinsurer	6,826	7,236	11,682
Net investment income	$1,092,029	$908,909	$724,572

Proceeds from sales of fixed maturity investments and equity securities available for sale and realized gains and losses are as follows for the years ended December 31:

	2016	2015	2014
	(In Thousands)
Proceeds from sales	$17,472,341	$7,568,251	$2,607,038
Gross realized gains	129,171	96,330	26,954
Gross realized losses	41,537	26,971	20,098

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of DAC, DSI, and VOBA, consist of the following for the years ended December 31:

	2016	2015	2014
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$89,282	$69,122	$5,704
Equity securities	(1,648)	237	1,152
Other invested assets	43,506	20,515	12,047
Total net realized gains, available for sale	131,140	89,874	18,903

Realized gains (losses), fair value option:
Fixed maturity investments	(155)	(1,111)	(524)
Equity securities	–	8	–
Mortgage loans	727	(725)	–
Total net realized gains (losses), fair value option	572	(1,828)	(524)

Impairments:
OTTI of available-for-sale fixed maturity investments	(3,156)	(5,082)	(6,361)
Portion of OTTIs recognized in OCI	(79)	1,258	1,083
Total impairments	(3,235)	(3,824)	(5,278)

Other (losses) gains:
Derivatives	(78,606)	(345,781)	184,336
Fixed maturity investments, fair value option	1,894	(1,445)	11,490
Mortgage loans, fair value option	(683)	777	64
Equity securities, fair value option	39	(32)	83
Embedded derivatives	13,485	700	(11,637)
Foreign exchange losses on monetary asset	(51,862)	–	–
Total other (losses) gains	(115,733)	(345,781)	184,336
	12,744	(261,559)	197,437

Net ceded reinsurance (losses) gains	(572)	1,293	1,764
Related impact on DAC, DSI, and VOBA	(20,542)	(25,786)	(15,271)
Net realized/unrealized (losses) gains	$(8,370)	$(286,052)	$183,930

There were no outstanding agreements to sell securities at December 31, 2016.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2016 and 2015, the Company pledged securities and cash with a market value of approximately $207.8 million and $1,093.6 million, respectively, as collateral in relation to its structured institutional products, for the line of credit with FHLB (see Note 15).
At December 31, 2016 and 2015, the Company pledged securities with a market value of approximately $274.4 million and $256.5 million, respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2016 and 2015, available-for-sale bonds with a fair value of $4.3 million and $4.3 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:
	2016	2015
	(In Thousands)
Commercial mortgage loans	$1,645,460	$1,293,514
Commercial mortgage loans, at fair value (amortized cost of
$0 and $7,997 as of December 31, 2016 and 2015,
respectively)	–	8,680
Residential mortgage loans	6,577	7,281
Total carrying cost	$1,652,037	$1,309,475

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company periodically purchases and sells mortgage loans it has originated. The Company purchased $849.9 million and sold $8.6 million commercial mortgage loans during the year ended December 31, 2016. The Company purchased $822.7 million and sold $21.2 million commercial mortgage loans during the year ended December 31, 2015. The Company issued $1.8 million and sold no residential mortgage loans during the year ended December 31, 2016. The Company issued $240,000 and sold no residential mortgage loans during the year ended December 31, 2015.
The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages.
The commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows at December 31:
	2016		2015
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
West North Central	$599,473	36%	$331,737	25%
Foreign	396,044	24%	319,223	25
South Atlantic	230,982	14%	153,399	12
Pacific	206,692	13%	206,125	16
West South Central	89,282	5%	92,004	7
East North Central	76,520	5%	82,793	6
Mountain	17,001	1%	24,357	2
New England	12,248	1%	12,734	1
East South Central	9,816	1%	10,074	1
Middle Atlantic	7,402	–	69,748	5
Total	$1,645,460	100%	$1,302,194	100%

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2016		2015
	Carrying		Carrying
	Amount	Percent of Total	Amount	Percent of Total
		(Dollars In Thousands)
Property type distribution
Childcare Center	$548,970	34%	$269,929	21%
Office	281,141	17	164,354	13
Retail	168,346	10	289,572	22
Multi-Family	129,307	8	149,895	12
Apartments	127,208	8	51,736	4
Stadium-Clubhouse	111,383	7	125,282	10
Industrial	106,766	6	111,484	8
Condominium	68,686	4	–	–
Hotel	49,198	3	110,070	8
Country Club	25,017	2	–	–
Hospitality	22,067	1	–	–
Self Storage	7,371	–	–	–
Mixed Use/Other	–	–	29,872	2
Total	$1,645,460	100%	$1,302,194	100%

The residential mortgages are concentrated in the United States. The debtors of these residential mortgages are all officers of the Company or the Company’s parent, Security Benefit Corporation (SBC).
The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating model. The Company’s internal rating analysis presents expected losses in terms of a Standard & Poor’s (S&P) bond equivalent rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the internal ratings downwards with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:
	2016	2015
	(In Thousands)
A- and above	$925,764	$415,459
BBB+ thru BBB-	513,980	660,431
BB+ thru BB-	205,716	128,360
B+ and below	–	97,944
Total carrying value	$1,645,460	$1,302,194

The residential mortgage loan portfolio is monitored based on performance of the loans. The Company defines nonperforming residential mortgage loans as loans which are 90 days or greater delinquent or on non-accrual status. All of the residential mortgage loans were performing as of December 31, 2016 and 2015.
Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2016, there were no mortgage loans on non-accrual status. At December 31, 2015, there was one mortgage loan on non-accrual status.
The Company reviews the mortgage loan portfolio and analyzes the need for a valuation allowance. The Company did not have a valuation allowance as of December 31, 2016 and 2015 on the mortgage portfolio.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Repurchase Agreements
The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the Company repays the loan amount along with the additional agreed-upon interest, and the securities pledged are released from collateral. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to fund substantially all of the cost of purchasing replacement assets. The carrying value of the securities pledged for the repurchase agreements was $0 and $742.1 million as of December 31, 2016 and 2015, respectively. The repurchase obligation was $0 and $727.7 million as of December 31, 2016 and 2015, respectively, and is included in repurchase agreements on the consolidated balance sheets.
3. Variable Interest Entities
The Company has a variable interest in various types of special purpose vehicles (SPV). When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a relationship. Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Private Investment Vehicle – Secured Notes
During 2015 and 2016, the Company invested in secured notes for which it was determined to be the primary beneficiary in accordance with ASC 810, Consolidation. A secured note is an asset-backed note created when certain fixed maturity investments are packaged in a SPV. The SPV issues the secured notes which are backed by the SPV’s assets and their associated cash flows. As each secured note purchase represents a proportional interest in the SPV’s underlying assets, each noteholder is entitled to receive payments to the extent that payments are made on the underlying assets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

In consolidating the SPVs, the secured notes were eliminated as an investment while the underlying assets and liabilities of the SPVs were recorded on the consolidated balance sheets. In addition, all transactions between the Company and the SPVs were eliminated. The underlying fixed maturity investments are classified as available for sale and are marked to fair value. For certain secured notes, the Company recognizes a liability that represents the other noteholders’ interests in the secured notes. This debt is carried at amortized cost. The assets of each of the consolidated SPVs are held solely as collateral to satisfy the obligations of the SPV. If the Company were to liquidate, the assets of the SPV would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. Additionally, the other investors in the secured notes have no recourse to the Company’s general assets for the debt issued by the secured notes. Therefore such debt is not the Company’s obligation.
Collateralized Private Investment Vehicle – PPNs
During 2014, the Company invested in Principal Protected Notes (PPNs). A PPN is a loan-backed note created when fixed maturity securities are paired with other investments in a SPV. The SPV then issues the PPNs, which are backed by the SPV’s assets and entitle the investor to 100% of the cash flows (less fees) of those underlying assets. The Company is deemed to be the primary beneficiary and accordingly, has consolidated the SPVs that issued the PPNs.
In consolidating the SPVs, the PPNs are eliminated and the Company records the underlying assets of the SPVs on the Company’s consolidated balance sheets. In addition, all transactions between the Company and the SPVs have been eliminated. The underlying fixed maturity securities are classified as available for sale and have been marked to fair value.
Other Consolidated Assets
During 2016, the Company invested in a Real Estate Mortgage Investment Conduit (REMIC). This REMIC held a commercial mortgage loan and issued various tranches of pass through certificates to investors. The Company, together with its related parties, purchased more than 50% of a vertical strip of all the outstanding tranches. The Company holds the greatest share of the REMIC’s outstanding certificates, is therefore considered to be the primary beneficiary and, accordingly, has consolidated the REMIC’s financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

In consolidating the REMIC, the purchased certificates are eliminated and the Company records the underlying commercial mortgage loan of the REMIC on the Company’s consolidated balance sheets. The certificates owned by other investors are recorded as a liability on the Company’s consolidated balance sheets. In addition, all transactions between the Company and the REMIC have been eliminated.
The carrying amounts of the consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors of the Company do not have recourse are as follows as of December 31:
	2016
	Secured Notes	PPNs	Other Consolidated Assets	Total
	(In Thousands)

Cash	$68,907	$532	$–	$69,439
Fixed maturities, available for sale	3,801,831	380,832	30,949	4,213,612
Accrued investment income	32,182	11,833	2,624	46,639
Commercial mortgage loans	–	–	548,969	548,969
Total Assets	3,902,920	393,197	582,542	4,878,659

Debt from consolidated VIE	423,843	–	296,212	720,055
Accrued interest from consolidated VIE	3,248	–	1,495	4,743
Total Liabilities	$427,091	$–	$297,707	$724,798

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

	2015
	Secured Notes	PPNs	Other Consolidated Assets	Total
	(In Thousands)

Cash	$1,164	$532	$–	$1,696
Fixed maturities, available for sale	2,571,286	358,142	–	2,929,428
Accrued investment income	18,877	11,933	–	30,810
Accounts receivable	–	143	–	143
Total Assets	2,591,327	370,750	–	2,962,077

Debt from consolidated VIE	425,732	–	–	425,732
Accrued interest from consolidated VIE	3,017	–	–	3,017
Accounts payable	279,561	–	–	279,561
Total Liabilities	$708,310	$–	$–	$708,310

Unconsolidated Variable Interest Entities
The Company has a variable interest in a number of limited liability partnerships and companies, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The determination that the Company was not the primary beneficiary was based on the conclusion that the Company does not have the power to direct the activities that most significantly affect the VIE’s economic performance. Furthermore, the Company neither absorbs any significant losses nor has rights to a significant portion of any expected benefits of the VIEs. Except for amounts contractually required, the Company did not provide any further financial or other support to the VIEs.
The Company’s maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to these entities. The Company’s carrying amount of its investment in VIEs reported in other invested assets on the consolidated balance sheets was $85.5 million and $40.8 million at December 31, 2016 and 2015, respectively, compared to its maximum exposure to loss of $86.3 million and $41.9 million at December 31, 2016 and 2015, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $85.5 million and $105.5 million at December 31, 2016 and 2015, respectively. The Company’s share of current period net income of the unconsolidated entities included in net investment income (loss) was $4.1 million, ($3.8) million, and $26.7 million for the years ended December 31, 2016, 2015 and 2014, respectively.
4. Derivative Instruments
The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in earnings that are caused by interest rate risk and equity market risk associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as interest rate swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed indexed deferred annuity contracts, which guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options on the applicable indices to fund the index credits due to the index annuity policyholders. On the respective anniversary dates of the indexed annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting under ASC 815.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity GLB products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 Derivatives and Hedging and ASC 820, Fair Value Measurements. The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature. The determination of GLWB and GMDB guarantees on fixed indexed annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.
In addition, the Company is party to a coinsurance with funds withheld reinsurance arrangement with Guggenheim Life and Annuity Company (GLAC), a related party, (see Note 10) and a coinsurance agreement with an unrelated party. Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the segregated assets. The value of the embedded derivative in the coinsurance agreement is equal to the value of the embedded derivative in the fixed annuity product.
The Company has entered into currency forwards that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the call options is included in call options on the consolidated balance sheets. The fair value of the embedded derivative financial instruments is included in policy reserves and annuity account values on the consolidated balance sheets. The fair value of the embedded derivative within the coinsurance funds withheld arrangement and coinsurance agreement is included in other assets on the consolidated balance sheets. The fair value of the interest rate swaps and forwards are included in other invested assets on the consolidated balance sheets.
The fair value of the commission assignment embedded derivative is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value. Changes in fair value of the commission assignment embedded derivative are included in Net realized/unrealized gains (losses), excluding impairment losses on available-for-sale securities in the consolidated income statement. The fair value of the commission assignment embedded derivative is included in other assets on the consolidated balance sheets.
Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and maximum amount of loss due to credit risk (fair value) that the Company would incur if parties to the call options, swaps and forwards failed completely to perform according to the terms of the contracts as of December 31 are as follows:

				2016
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A	-	A1	$172,266	$4,310
BNP Paribas	A		A1	951,508	17,104
Bank of America, N.A.	A	+	A1	1,082,135	51,418
Citibank, N.A.	A	+	A1	1,658,807	38,712
Goldman Sachs International	A	+	A1	673,300	11,342
JPMorgan Chase Bank, NA	A	+	Aa3	371,000	15,850
Merrill Lynch International	A	+	NA	77,170	3,241
Morgan Stanley & Co International PLC	A	+	A1	2,887,204	53,807
Morgan Stanley Capital Services LLC	A	+	A1	1,938,415	60,911
The Options Clearing Corporation	AA	+	N/A	308,301	5,168
The Royal Bank of Scotland PLC	BBB	+	A3	2,977,650	101,869
Societe Generale	A		A2	817,472	39,796
UBS AG	A	+	A1	715,976	17,711
				$14,631,204	$421,239

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

				2015
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A	-	A2	$383,966	$5,676
BNP Paribas	A	+	A1	590,400	4,396
Bank of America, N.A.	A		A1	1,492,700	15,153
Citibank, N.A.	A		A1	824,998	16,635
Goldman Sachs	A		A1	362,200	1,896
JP Morgan Chase Bank, N.A.	A	+	Aa3	608,400	20,803
Morgan Stanley & Co. International PLC	A		A1	3,719,150	55,239
The Royal Bank of Scotland PLC	BBB	+	A3	3,073,850	170,952
Societe Generale	A		A2	1,711,000	56,507
UBS AG	A		Aa3	633,400	2,785
				$13,400,064	$350,042

Collateral posted by counterparties at December 31, 2016 and 2015, applicable to derivative instruments, was $252.8 million and $170.1 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2016 and 2015, collateral posted by the counterparties under the tri-party arrangements was $186.2 million and $189.8 million, respectively, which is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:

	Derivative Asset		Derivative Liability
	2016	2015	2016	2015
	(In Thousands)

Interest rate swaps	$23,956	$4,968	$–	$–
Call options	381,396	340,410	–	–
Forwards	15,888	4,664	–	–
Embedded derivatives:
GMWB and GMAB reserves	–	–	16,394	10,632
Fixed indexed annuity contracts	–	–	986,544	946,809
Reinsurance contracts	4,351	5,115	–	–
Commission assignment	14,735	–	–	–
Total derivative financial instruments	$440,326	$355,157	$1,002,938	$957,441

The following table shows the change in the fair value of the derivative financial instruments on the consolidated statements of operations as of December 31:

	2016	2015	2014	Change of fair value reported in
		(In Thousands)
Interest rate swaps	$806	$(956)	$(41)	Net investment income
Call options	(78,606)	(345,781)	184,336	Net realized/unrealized gains (losses)
Forwards	11,224	2,918	1,746	Net realized/unrealized gains (losses)
Embedded derivatives:
GMWB and GMAB reserves	(5,762)	1,403	(2,958)	Other benefits
Fixed indexed annuity contracts	85,604	214,723	(41,981)	Other benefits
Reinsurance contracts	(764)	1,426	(11,514)	Net realized/unrealized gains (losses)
Commission assignment	14,735	–	–	Net realized/unrealized gains (losses)
Total change in derivative financial instruments	$27,237	$(126,267)	$129,588

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended December 31:

	2016	2015	2014
		(In Thousands)
Balance at beginning of year	$1,016,929	$629,962	$323,673
Cost deferred	359,584	341,003	507,325
Imputed interest	22,548	24,252	15,376
Amortized to expense	(148,270)	(76,199)	(164,328)
Effect of realized gains	(10,685)	(12,968)	(6,719)
Effect of unrealized (gains) losses	(89,015)	110,879	(45,365)
Balance at end of year	$1,151,091	$1,016,929	$629,962

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:

	2016	2015	2014
		(In Thousands)
Balance at beginning of year	$906,899	$823,007	$626,719
Costs deferred	107,713	101,682	299,361
Imputed interest	20,030	23,178	17,093
Amortization	27,125	(134,543)	(62,142)
Effect of realized gains	(9,536)	(12,394)	(7,469)
Effect of unrealized (gains) losses	(82,623)	105,969	(50,555)
Balance at end of year	$969,608	$906,899	$823,007

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended December 31:

	2016	2015	2014
	(In Thousands)

Balance at beginning of year	$30,514	$32,102	$35,588
Cost deferred	1,588	1,697	1,8035
Amortized to expense	386	(3,804)	(3,669)
Effect of realized gains	(321)	(424)	(1,083)
Effect of unrealized (gains) losses	(920)	943	(537)
Balance at end of year	$31,247	$30,514	$32,102

The weighted average amortization period is 18 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 5.34% for 2016, 2015 and 2014.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:
2017	$2,293
2018	2,638
2019	2,344
2020	2,128
2021	2,032

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows (in thousands):

	Pre-Tax	Tax	After-Tax
Other comprehensive income for the year ended December 31, 2014:
Unrealized gains on available-for-sale securities	$324,461	$(106,664)	$217,797
Reclassification adjustment for gains included in net income	(18,903)	6,169	(12,734)
OTTI losses recognized in earnings	6,361	(2,226)	4,135
OTTI losses recognized in other comprehensive income	(1,083)	379	(704)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(96,457)	33,760	(62,697)
Policy reserves and annuity account values	(76,079)	26,628	(49,451)
Total other comprehensive income for the year ended December 31, 2014	$138,300	$(41,954)	$96,346

Other comprehensive loss for the year ended December 31, 2015:
Unrealized losses on available-for-sale securities	$(695,296)	$245,362	$(449,934)
Foreign exchange adjustments on securities recorded at fair value	(13,593)	4,758	(8,835)
Reclassification adjustment for gains included in net income	(89,874)	29,188	(60,686)
OTTI losses recognized in earnings	5,082	(1,779)	3,303
OTTI losses recognized in other comprehensive income	(1,258)	440	(818)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	217,791	(76,226)	141,565
Policy reserves and annuity account values	177,769	(62,219)	115,550
Total other comprehensive loss for the year ended December 31, 2015	$(399,379)	$139,524	$(259,855)

Other comprehensive income for the year ended December 31, 2016:
Unrealized gains on available-for-sale securities	$748,304	$(262,887)	$485,417
Foreign exchange adjustments on securities recorded at fair value	12,949	(4,114)	8,835
Reclassification adjustment for gains included in net income	(131,140)	46,462	(84,678)
OTTI losses recognized in earnings	3,156	(1,105)	2,051
OTTI losses recognized in other comprehensive income	79	(28)	51
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(172,558)	60,395	(112,163)
Policy reserves and annuity account values	(144,643)	50,625	(94,018)
Total other comprehensive income for the year ended December 31, 2016	$316,147	$(110,652)	$205,495

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income

	Foreign Currency Translation Adjustment	Unrealized Gains (Losses) on Available-for-Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Accumulated other comprehensive income at January 1, 2014	$–	$20,011	$20,011
Other comprehensive income before reclassifications	–	104,945	104,945
Amounts reclassified from accumulated other comprehensive income(1)	–	(8,599)	(8,599)
Accumulated other comprehensive income at December 31, 2014	–	116,357	116,357

Other comprehensive loss before reclassifications	(8,835)	(193,637)	(202,472)
Amounts reclassified from accumulated other comprehensive income(1)	–	(57,383)	(57,383)
Accumulated other comprehensive loss at December 31, 2015	(8,835)	(134,663)	(143,498)

Other comprehensive income before reclassifications	8,835	279,287	288,122
Amounts reclassified from accumulated other comprehensive income(1)	–	(82,627)	(82,627)
Accumulated other comprehensive income at December 31, 2016	$–	$61,997	$61,997

(1)	The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available-for-sale securities are included in net realized/unrealized gains (losses) and income tax expense on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Employee Benefit Plans

Historically, the Company participated in a profit-sharing and savings plan (the Plan) sponsored by its parent company, SBC. Substantially all employees were eligible under this Plan. Effective January 1, 2015, the Company’s employees became employees of SBBS, which began providing many of the services required by the Company. The Company thus had no employees and made no direct contributions to the Plan during 2016 and 2015. Company contributions charged to operations attributable to the Plan for the year ended December 31, 2014 was $881,000, and are included on the consolidated statements of operations in commissions and other operating expenses.
Sales incentive compensation expense amounted to $10.9 million, $5.3 million, and $5.9 million for the years ended December 31, 2016, 2015 and 2014, respectively, and is included on the consolidated statements of operations in commissions and other operating expenses.
10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the years ended December 31:
	2016	2015	2014
		(In Thousands)
Reinsurance assumed:
Premiums received	$17,598	$19,523	$23,493
Commissions paid	$2,236	$1,995	$2,521
Claims paid	$5,491	$9,769	$8,221
Surrenders paid	$71,925	$89,464	$96,606
Principal reinsurance ceded transactions are summarized as follows for the years ended December 31:
	2016	2015	2014
		(In Thousands)
Reinsurance ceded:
Premiums paid	$83,146	$87,209	$95,500
Commissions received	$4,158	$4,192	$5,138
Claim recoveries	$73,311	$75,471	$71,058
Surrenders recovered	$211,216	$231,706	$280,804

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

The Company is party to a coinsurance agreement with an unrelated party for certain individual fixed annuity and fixed indexed annuity contracts. At the same time the Company entered into this agreement, the Company also entered into an indemnity retrocession agreement through a coinsurance funds withheld reinsurance agreement with GLAC, whereby the Company ceded and GLAC assumed the same individual annuity contracts that the Company had coinsured.
The Company has ceded to GLAC reserves of $476.1 million and $494.3 million as of December 31, 2016 and 2015, respectively. These are recorded in policy reserve liability on the consolidated balance sheets.
The Company subsequently entered into an assumption reinsurance agreement to assume the previously mentioned annuity contracts converting those contracts to direct business.  The annuity contracts continue to be covered under the indemnity retrocession agreement ceded to GLAC after the contracts are converted to direct business. Annuity contracts having reserves of $322.3 million and $333.1 million have been converted to direct business as of December 31, 2016 and 2015, respectively and ceded to GLAC. Annuity contracts having reserves of $153.8 million and $161.2 million as of December 31, 2016 and 2015, respectively, continue as assumed by the Company from the unrelated party and ceded to GLAC.
The Company has ceded to Heritage Life Insurance Company, a related party, reserves of $1,435.0 million and $1,521.3 million as of December 31, 2016 and 2015, respectively. These are recorded in policy reserve liability on the consolidated balance sheets.
As of December 31, 2016 and 2015, the value of the Company’s funds withheld liability under all its reinsurance agreements was $169.1 million and $177.9 million, respectively.
At December 31, 2016 and 2015, the Company has receivables totaling $2,458.6 million and
 $2,581.9 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Life insurance in force ceded at December 31, 2016 and 2015 was $2,428.9 million and $2,552.0 million, respectively.
As of December 31, 2016 and 2015, the Company had $1,742.1 million and $1,838.7 million, respectively, of reserves that were uncollateralized by the reinsurer.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2016	2015
	(In Thousands)
Liabilities for investment-type insurance contracts:
Liabilities for individual annuities	$22,880,504	$19,353,589
Funding agreements	652,549	1,520,688
Other investment-type insurance contracts	1,297	1,255
Total liabilities for investment-type insurance contracts	23,534,350	20,875,532
Life and other reserves	2,505,526	2,628,962
Total policy reserves and annuity account values	$26,039,876	$23,504,494

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed indexed annuity contracts with GMDB invested in the general account as of December 31:

	2016			2015
	Account	Net Amount	Weighted-Average		Net Amount	Weighted- Average
	Value	at Risk	Attained Age	Account Value	at Risk	Attained Age
			(Dollars in Millions)

Rollup GMDB	$ 691	$ 101	72	$ 690	$ 69	71

The determination of GLWB and GMDB guarantees on fixed indexed annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed indexed annuity contract holders.
As of December 31, 2016 and 2015, the reserve liability for the GLWB guarantee was $940.1 million and $443.0 million, respectively, and the reserve liability for the GMDB guarantee was $21.9 million and $15.1 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

		2016			2015
		Net Amount at	Weighted-Average		Net Amount at	Weighted-Average
	Account Value	Risk	Attained Age	Account Value	Risk	Attained Age
			(Dollars in Millions)
Return of premium	$1,481	$20	64	$1,506	$26	64
Reset	128	1	58	128	1	57
Roll-up	134	62	70	138	66	69
Step-up	3,863	43	66	3,742	66	66
Combo	98	25	72	105	28	72
Subtotal	5,704	151	66	5,619	187	65
Enhanced	4	–	69	5	–	69
Total GMDB	$5,708	$151	66	$5,624	$187	65

The determination of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMAB and GMWB guarantees it provides for the benefit of variable annuity contract holders. The liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2016 and 2015 was $18.4 million and $21.6 million, respectively. The liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2016 and 2015 was $20.1 million and $7.7 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2016 and 2015 was $11.6 million and $6.3 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes

As of January 1, 2016, the Company was included in a consolidated Non-Life/Life federal income tax return filed by SBC. For the years ended December 31, 2015 and 2014, the Company filed separate federal income tax returns.  The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2013. The Internal Revenue Service is not currently examining any of the Company’s federal tax returns.
SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, SBLIC should receive from SBC $5.0 million for 2016 taxes, which is included in other assets on the consolidated balance sheets.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such deferred income taxes relate principally to reserves, DAC, DSI, VOBA, and unrealized capital gains and losses on fixed maturity investments available for sale.
As of December 31, 2016 and 2015, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded no interest expense for unrecognized tax benefits in 2016, 2015 and 2014.
Income tax expense consists of the following for the years ended December 31:
	2016	2015	2014
		(In Thousands)

Current income tax expense	$9,630	$9,678	$8,571
Deferred income tax expense	87,879	35,485	40,385
Income tax expense	$97,509	$45,163	$48,956

From a tax return perspective, the Company has $211.0 million of net operating loss carryforwards. Based on the Internal Revenue Code (IRC) Section 382 limitation calculation, the Company’s use of these net operating carryforwards is limited to $12.0 million per year. The Company believes it will be able to utilize the tax benefits associated with the net operating loss carryforwards.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The Company had no net operating loss carryforwards in states in 2016.

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended December 31:

	2016	2015	2014
		(In Thousands)

Federal income tax expense computed at statutory rate	$105,438	$73,832	$62,058
Increases (decreases) in taxes resulting from:
Valuation allowance	(37,948)	(31,596)	(28,228)
Dividends received deduction	(4,872)	(4,325)	(3,628)
Credits	–	–	(582)
Changes in uncertain tax positions	33,392	14,280	12,504
Prior period adjustments	1,654	(2,102)	6,260
Tax exempt interest	(446)	(5,427)	(1,336)
Other	291	501	1,908
Income tax expense	$97,509	$45,163	$48,956

“Credits” in the above table primarily result from foreign tax credits. “Other” in the above table includes nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2016	2015
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$716,872	$621,594
Net operating losses	–	401
Loss carryforward	–	37,457
Net unrealized losses on derivatives	–	6,689
Credit carryover	8,666	8,666
Net unrealized capital loss on investments	–	171,300
Rider fee	28,546	25,031
Other	9,034	4,981
Total deferred income tax assets	763,118	876,119
Valuation allowance	(2,488)	(40,436)
Net deferred income tax assets	760,630	835,683

Deferred income tax liabilities:
Deferred policy acquisition costs and deferred sales	705,747	643,694
inducements
Value of business acquired	10,936	10,680
Net unrealized capital gain on investments	43,157	41,833
Net unrealized gain on derivatives	28,062	–
Depreciation	42,133	41,865
Net unrealized deferred gain on investments	10,373	–
Commission accrual	31,123	36,092
Other	46,363	20,341
Total deferred income tax liabilities	917,894	794,505
Net deferred income tax assets (liabilities)	$(157,264)	$41,178

The oldest credit carryover will expire in 2021 and relates to low-income housing tax credits.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2016 and 2015, the Company recorded a $0 and $37.5 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years. In addition, as of December 31, 2016 and 2015, the Company recorded a valuation allowance of $2.5 million and $2.6 million, respectively, against a deferred tax loss that it does not expect will be recovered. The overall decrease in the valuation allowance of $37.9 million was primarily related to the decrease in the valuation allowance related to the sale of securities with unrealized built-in-losses that were limited under IRC Section 382, and the sale of securities which resulted in losses being realized during the year.
13. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include certain cash equivalents, certain equity securities and certain separate account assets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market. Level 2 assets include certain cash equivalents, U.S. Treasury notes and bonds, other U.S. government securities, debt securities, certain asset-backed and mortgage-backed securities, certain options, certain equity securities, certain short-term investments, certain fixed maturity investments, and forwards that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models using inputs unobservable in the market, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include private placements, structured products, certain equity securities, certain short-term investments, certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs, reinsurance derivative assets/liabilities, certain fixed maturity investments, certain separate account assets, and commission assignment derivative assets. Level 3 liabilities include embedded derivative instruments.
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.
Fixed Maturity Investments
The fair values of fixed maturity securities in an active and orderly market are determined by utilizing third party pricing services. The Company has regular interactions with its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

applicable market indices, or internal models with substantially observable inputs are included in Level 2.

13. Fair Value Measurements (continued)
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
Mortgage loans
Mortgage loans include commercial mortgage loans for which the Company elected the fair value option. The fair value of the mortgage loans is determined through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such loans. These assets are included in Level 3.
Short-term investments
Short-term investments include short-term notes receivable. Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 and 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)
Call options, forwards, and swaps
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Forwards with fair values obtained from pricing services valued with market observable inputs are included in Level 2. Swaps with fair values obtained from counter parties valued with market observable inputs are included in Level 2.
Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Reinsurance derivative asset/liability
The fair value of the reinsurance derivative is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.
Embedded derivatives – commission assignment
The fair value of the commission assignment embedded derivative is determined by comparing the current period updated actuarial projected future cash flows, discounted to present value, to the amortized cost of the base level commission payments on the reporting date. The main variables considered in the actuarial projected future cash flows include: (i) policies that remain in-force; (ii) persistency expectations; (iii) expected future cash flows related to the level commission payments; and (iv) discount rate. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.
Embedded derivatives – fixed indexed annuity contracts
Fair values of the Company’s embedded derivative component of the fixed indexed annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories reported at fair value as follows:

		December 31, 2016
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
		(In Thousands)
Assets:
Cash equivalents	$854,317	$852,318	$1,999	$–
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	401,110	–	401,110	–
Obligations of government-sponsored enterprises	476,050	–	476,050	–
Corporate	6,560,983	–	1,877,227	4,683,756
Obligations of foreign governments	10,278	–	10,278	–
Municipal obligations	264,465	–	261,267	3,198
Commercial mortgage-backed	490,290	–	479,346	10,944
Residential mortgage-backed	118,391	–	109,372	9,019
Collateralized debt obligations	4,303	–	1,311	2,992
Other debt obligations	8,298,161	–	6,468,299	1,829,862
Total fixed maturity investments	16,624,031	–	10,084,260	6,539,771
Equity securities:
Financial	1,017	79	938	–
Communications	30,113	30,113	–	–
Government	9,200	–	–	9,200
Industrial	47	47	–	–
Mutual funds	7,372	7,372	–	–
Total equity securities	47,749	37,611	938	9,200

Short-term investments	69,889	–	67,713	2,176
Call options	381,396	–	381,396	–
Forwards	15,888	–	15,888	–
Swaps	23,956	–	23,956	–
Reinsurance derivative asset	4,351	–	–	4,351
Commission assignment derivative asset	14,735	–	–	14,735
Separate account assets	5,524,616	3,654,316	–	1,870,300
Total assets	$23,560,928	$4,544,245	$10,576,150	$8,440,533

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$16,394	$–	$–	$16,394
Fixed indexed annuity contracts	986,544	–	–	986,544
Total liabilities	$1,002,938	$–	$–	$1,002,938

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

		December 31, 2015
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
		(In Thousands)
Assets:
Cash equivalents	$546,200	$521,201	$24,999	$–
Fixed maturity investments:
U.S. Treasury securities and other U.S.	732,556	–	732,556	–
government corporations and agencies
Obligations of government-sponsored enterprises	601,065	–	601,065	–
Corporate	5,739,262	–	3,160,189	2,579,073
Obligations of foreign governments	19,258	–	19,258	–
Municipal obligations	496,605	–	493,014	3,591
Commercial mortgage-backed	552,152	–	475,034	77,118
Residential mortgage-backed	168,351	–	157,632	10,719
Collateralized debt obligations	16,295	–	16,295	–
Other debt obligations	7,833,138	–	4,764,117	3,069,021
Total fixed maturity investments	16,158,682	–	10,419,160	5,739,522
Equity securities:
Financial	48,175	–	45,525	2,650
Mutual fund	6,633	6,633	–	–
Government	49,604	–	–	49,604
Consumer	481	–	–	481
Total equity securities	104,893	6,633	45,525	52,735

Mortgage loans, fair value option	8,680	–	–	8,680
Short-term investments	390,120	–	75,416	314,704
Call options	340,410	–	340,410	–
Forwards	4,664	–	4,664	–
Reinsurance derivative asset	5,115	–	–	5,115
Separate account assets	5,180,507	3,686,555	–	1,493,952
Total assets	$22,739,271	$4,214,389	$10,910,174	$7,614,708

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$10,632	$–	$–	$10,632
Fixed indexed annuity contracts	946,809	–	–	946,809
Total liabilities	$957,441	$–	$–	$957,441

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2016 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2016	Included in Net Income(1)	Included in Other Comprehensive Income(3)	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2016	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$ 2,579,073	$ (3,234)	$ 211,524	$ 1,195,175	$ 701,218	$ 4,683,756	$ 1,145
Municipal obligations	3,591	(7)	(341)	(45)	–	3,198	–
Commercial mortgage-backed	77,118	(102)	18	2,896	(68,986)	10,944	(95)
Residential mortgage-backed	10,719	162	(111)	(1,751)	–	9,019	–
Collateralized debt obligations	–	44	(209)	(144)	3,301	2,992	–
Other debt obligations	3,069,021	1,506	177,190	(1,041,922)	(375,933)	1,829,862	(108)
Total fixed maturity investments	5,739,522	(1,631)	388,071	154,209	259,600	6,539,771	942

Equities:
Consumer	481	(1,648)	1,167	–	–	–	–
Financial	2,650	–	–	(2,650)	–	–	–
Government	49,604	–	–	(40,404)	–	9,200	–
Total equity securities	52,735	(1,648)	1,167	(43,054)	–	9,200	–

Mortgage loans, fair value option	8,680	717	(683)	(8,714)	–	–	–
Short-term investments	314,704	–	(16)	(312,512)	–	2,176	–
Reinsurance derivative asset	5,115	(764)	–	–	–	4,351	–
Commission assignment
derivative asset	–	14,735	–	–	–	14,735	–
Separate account assets(2)	1,493,952	150,148	–	226,200	–	1,870,300	–
Total assets	$ 7,614,708	$ 161,557	$ 388,539	$ 16,129	$ 259,600	$ 8,440,533	$ 942

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$ 10,632	$ 5,762	$ –	$ –	$ –	$ 16,394	$ –
Fixed indexed annuity contracts	946,809	(85,604)	–	125,339	–	986,544	–
Total liabilities	$ 957,441	$ (79,842)	$ –	$ 125,339	$ –	$ 1,002,938	$ –

(1)  Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)  Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)  Both realized gains (losses) and unrealized gains (losses) on available-for-sale securities are generally reported in net unrealized and realized gains (losses) on available-for-sale securities in the consolidated statements of comprehensive income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2016 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$2,612,052	$24,360	$1,199,174	$242,063	$1,195,175
Municipal obligations	–	–	–	45	(45)
Commercial mortgage-backed	2,925	–	–	29	2,896
Residential mortgage-backed	6,472	–	4,120	4,103	(1,751)
Collateralized debt obligations	–	–	–	144	(144)
Other debt obligations	1,493,637	(23)	978,498	1,557,038	(1,041,922)
Total fixed maturity investments	4,115,086	24,337	2,181,792	1,803,422	154,209

Equity securities:
Financial	–	–	2,650	–	(2,650)
Government	66,893	–	107,297	–	(40,404)
Total equity securities	66,893	–	109,947	–	(43,054)

Mortgage loans, fair value option	–	–	8,611	103	(8,714)
Short-term investments	2,192	–	314,704	–	(312,512)
Separate account assets	226,200	–	–	–	226,200
Total assets	$4,410,371	$24,337	$2,615,054	$1,803,525	$16,129

Liabilities:
Embedded derivatives:
Fixed indexed annuity contracts	$–	$144,325	$–	$(18,986)	$125,339
Total liabilities	$–	$144,325	$–	$(18,986)	$125,339

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2015 is as follows:
		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2015	Included in Net Income(1)	Included in Other Comprehensive Income(3)	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2015	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
				(In Thousands)
Assets:
Fixed maturity investments:
Obligation of government-
sponsored enterprises	$ 14,903	$ 17	$ (3,088)	$ (11,832)	$ –	$ –	$ –
Corporate	2,227,155	(1,722)	969,483	(642,952)	27,109	2,579,073	(138)
Municipal obligations	3,406	(7)	192	–	–	3,591	–
Commercial mortgage-backed	33,328	2,677	(1,558)	42,671	–	77,118	–
Residential mortgage-backed	1,441	45	(112)	9,345	–	10,719	–
Other debt obligations	2,783,302	14,125	1,313,855	(1,024,258)	(18,003)	3,069,021	152
Total fixed maturity investments	5,063,535	15,135	2,278,772	(1,627,026)	9,106	5,739,522	14

Equities:
Financial	2,533	–	117	–	–	2,650	–
Government	–	–	–	49,604	–	49,604	–
Warrants	13	15	(13)	(15)	–	–	–
Consumer	–	–	(1,167)	1,648	–	481	–
Total equity securities	2,546	15	(1,063)	51,237	–	52,735	–

Mortgage loans, fair value option	15,810	(798)	777	(7,109)	–	8,680	777
Short-term investments	62,374	(2,436)	831	253,935	–	314,704	–
Call options	52,732	(16,055)	–	(36,677)	–	–	(10,910)
Reinsurance derivative asset	3,689	1,426	–	–	–	5,115	–
Separate account assets(2)	1,464,320	(140,020)	–	169,652	–	1,493,952	–
Total assets	$ 6,665,006	$ (142,733)	$ 2,279,317	$ (1,195,988)	$ 9,106	$ 7,614,708	$ (10,119)

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$ 12,035	$ (1,403)	$ –	$ –	$ –	$ 10,632	$ –
Fixed indexed annuity contracts	1,059,965	(214,722)	–	101,566	–	946,809	–
Total liabilities	$ 1,072,000	$ (216,125)	$ –	$ 101,566	$ –	$ 957,441	$ –

(1)    Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)    Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)    Both realized gains (losses) and unrealized gains (losses) on available-for-sale securities are generally reported in net unrealized and realized gains (losses) on available-for-sale securities in the consolidated statements of comprehensive income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2015 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Obligations of government-
sponsored enterprises	$266	$–	$12,098	$–	$(11,832)
Corporate	472,350	–	1,115,302	–	(642,952)
Commercial mortgage-backed	133,951	–	91,280	–	42,671
Residential mortgage-backed	10,792	–	1,447	–	9,345
Other debt obligations	1,036,649	–	2,060,907	–	(1,024,258)
Total fixed maturity investments	1,654,008	–	3,281,034	–	(1,627,026)

Equity securities:
Financial	241	–	241	–	–
Government	56,014	–	6,410	–	49,604
Consumer	1,648	–	–	–	1,648
Warrants	–	–	15	–	(15)
Total equity securities	57,903	–	6,666	–	51,237

Mortgage loans, fair value option	–	–	7,109	–	(7,109)
Short-term investments	316,475	–	62,540	–	253,935
Call options	–	–	36,677	–	(36,677)
Separate account assets	–	169,652	–	–	169,652
Total assets	$2,028,386	$169,652	$3,394,026	$–	$(1,195,988)

Liabilities:
Embedded derivatives:
Fixed indexed annuity contracts	$–	$114,986	$–	$(13,420)	$101,566
Total liabilities	$–	$114,986	$–	$(13,420)	$101,566

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2016 are as follows:

	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2
			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$–	$–	$–	$767,041	$–	$65,823
Commercial mortgage-backed	–	–	–	–	–	68,986
Collateralized debt obligations	–	–	–	3,301	–	–
Other debt obligations	–	–	–	18,946	–	394,879
Total fixed maturity investments	$–	$–	$–	$789,288	$–	$529,688

Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2015 are as follows:
	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2

			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$–	$–	$–	$46,065	$–	$18,956
Commercial mortgage-backed	–	–	–	–	–	–
Other debt obligations	–	–	–	55,148	-	73,151
Total fixed maturity investments	$–	$–	$–	$101,213	$–	$92,107

During 2016 and 2015, the majority of assets transferred into and out of Level 3 included those assets that the Company was or was not subsequently able to obtain a price from a recognized third-party pricing vendor, or incurred changes to the observability of inputs or valuation techniques.
The transfers between levels are determined as of the end of the period for which the transfer is completed.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.
	As of December 31, 2016
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$ 3,992,348	Discount Model	Credit Spread	145 - 1227 [307] basis points (bps)
	6,985		Discount Rate	5.9% - 29.4% [10.5%]
	233,005	Market Comparables	Credit Spread	185 - 400 bps [278]
	18,736		Loan to Cash Value	10.3x - 15.1x [15.1x]
	25,505	Waterfall Model	Cash Flows
	16,393	Trade Price	Recent Trade Price	100
	59	Distressed Pricing	Distressed Pricing	2.00%
	19	Recovery Analysis	Recovery Rate	1.00%
Other debt obligations	1,022,534	Discount Model	Credit Spread	145 - 290 [181] bps
	6,083		Discount Rate	6.75% - 7.75% [6.9%]
	122,417	Underlying Pricing Model	Market Value of Underlying	100.56
			Investments
	10,242	Market Comparables	Credit Spread	390 - 606 [403] bps
	68,159		Yield	378 - 801 [553] bps
	44,083	Trade Price	Recent Trade Price	100
	1,588	Residual Equity	Residual Equity
Total fixed maturities	5,568,156

Short-term investments	2,040	Trade Price	Recent Trade Price	100
Reinsurance derivative asset	4,351	See Note (1)
Commission assignment
derivative asset	14,735	Income Approach	Years discounted	0.00 yrs - 9.92 yrs
			Risk Adjusted Discount Rate	7.00%
Separate account assets	1,870,300	Revenue Multiples	Projected Revenues	5.5x - 6.0x [5.75x]
		Discounted Cash Flow	Discount Rate	620 - 825 [701] bps
		Land Sale Comparison	Value per Buildable Square Footage	$22.00 - 335.00 [233.68]
		See Note (3)
Total assets	$ 7,459,582	See Note (2)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2016
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
			(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$ 16,394	Discounted cash flows	Own credit spread	1.15%
			Long-term equity market	Market Consistent
			volatility
			Risk margin	5.00%
Fixed index annuity contracts	986,544	Discounted cash flows	Own credit spread	1.15%
			Risk margin	0.13% - 0.17%
Total liabilities	$ 1,002,938

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2015
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
			(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$ 2,345,423	Discount Model	Credit Spread	86 - 1,269 [351] basis
				points (bps)
	12,662		Discount Rate	8.5% [8.5%]

	17,508	Underlying Pricing Model	Credit Spread	210 - 260 [241] bps
	29,762	Trade Price	Recent Trade Price	100
	8,438	Market Comparables	Credit Spread	12% - 14% [13%]
			Yield	155 - 291 [229]
			Loan to Cash Value	2.5x
	441	Distressed Pricing	Distressed Pricing	2 - 71 [18]
Other debt obligations	1,805,214	Discount Model	Credit Spread	145 - 1,177 [280] bps
	279,213	Underlying Pricing Model	Market Value of Underlying	86 - 99 [92]
			Investments
	55,549	Discount Model	Discount Rate	7.3% - 13.8% [10.0%]
	5,189	Residual Equity	Residual Equity
Total fixed maturities	4,559,399
Equity securities - Financial	481	Market Comparables	Market Comparables	73
Mortgage loans, at fair value	8,680	Underlying Pricing Model	Credit Spread	100 - 400 [217] bps
Short-term investments	301,978	Short Term Loan	Par
	12,726	Trade Price	Recent Trade Price	100
Reinsurance derivative asset	5,115	See Note (1)
Separate account assets	1,493,952	Revenue Multiples	Projected Revenues	5.5x - 6.0x [4.75x]
		Discounted Cash Flow	Discount Rate	370 - 825 [424] bps
		Land Sale Comparison	Value per Buildable Square Footage	$21.84 - 325 [190.85]
		Stale Price	Par
		See Note (3)
Total assets	$ 6,382,331	See Note (2)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	As of December 31, 2015
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$ 10,632	Discounted cash flow	Credit spread	1.35%
			Long-term equity market volatility	Market Consistent
			Risk margin	5.00%
Fixed index annuity contracts	946,809	Discounted cash flow	Credit spread	1.35%
			Risk margin	0.13% – 0.17%
Total liabilities	$ 957,441

(1)
Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative (see Note 4).

(2)	The table above excludes certain securities for which the fair value of $981.0 million and $1,232.4 million as of December 31, 2016 and 2015, respectively, was based on non-binding broker quotes.
(3)
Separate account investments in partnerships for which the fair value as of December 31, 2016 and 2015 was determined through the manager’s representation of the fair value of the underlying investments.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:
	December 31, 2016
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,652,037	$1,667,972	$–	$–	$1,667,972
Notes receivable from related parties	3,967,197	3,967,197	–	2,672,803	1,294,394
Policy loans	444,973	458,995	–	–	458,995
Business-owned life insurance	20,165	20,165	–	–	20,165
Company-owned life insurance	26,035	26,035	–	–	26,035
Supplementary contracts without life
contingencies	(41,003)	(30,337)	–	–	(30,337)
Individual and group annuities	(5,696,170)	(5,597,694)	–	–	(5,597,694)
Debt from consolidated VIEs	(720,055)	(690,196)	–	–	(690,196)
Notes payable related to commission
assignments	(68,998)	(68,998)	–	–	(68,998)
Surplus notes payable	(80,728)	(120,811)	–	–	(120,811)
Long-term debt SAILES 2-0, LLC	(77,313)	(78,792)	–	–	(78,792)
Mortgage debt	(21,001)	(19,755)	–	–	(19,755)
Separate account liabilities	(5,524,616)	(5,524,616)	(4,030,664)	–	(1,493,952)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

	December 31, 2015
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,300,795	$1,314,719	$–	$–	$1,314,719
Notes receivable from related parties	2,568,594	2,568,594	–	–	2,568,594
Policy loans	427,393	440,478	–	–	440,478
Business-owned life insurance	19,914	19,914	–	–	19,914
Company-owned life insurance	23,829	23,829	–	–	23,829
Supplementary contracts without life
contingencies	(22,794)	(19,734)	–	–	(19,734)
Individual and group annuities	(5,180,134)	(5,020,932)	–	–	(5,020,932)
Debt from consolidated VIEs	(425,732)	(373,136)	–	–	(373,136)
Notes payable related to commission
assignments	(97,095)	(97,095)	–	–	(97,095)
Surplus notes payable	(129,535)	(162,836)	–	–	(162,836)
Long-term debt SAILES 2-0, LLC	(84,359)	(85,955)	–	–	(85,955)
Mortgage debt	(24,041)	(23,985)	–	–	(23,985)
Repurchase agreements	(727,712)	(727,712)	(727,712)	–	–
Separate account liabilities	(5,180,507)	(5,180,507)	(3,686,555)	–	(1,493,952)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments not measured at fair value but for which fair value is disclosed:
Mortgage loans – The carrying amounts of the residential mortgage loans reported on the consolidated balance sheets approximate their fair values. Fair values of the commercial mortgage loans not held under the fair value option are estimated using discounted cash flow analyses based on a variety of factors, including credit spreads, duration of the loans and prepayment terms and assumptions.
Notes receivable from related parties – The carrying amounts of certain notes receivable from related parties reported on the consolidated balance sheets for these instruments approximate their fair value. Fair values of certain notes receivable from related parties are valued with models that use market observable inputs.
Policy loans – Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)

Business-owned life insurance and company-owned life insurance – The carrying amounts reported on the consolidated balance sheets for these instruments approximate their fair value.
Supplementary contracts without life contingencies – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing on the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.
Individual and group annuities – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing on the consolidated balance sheets.
Debt from consolidated VIEs – Fair values are estimated using discounted cash flow analyses.
Notes payable related to commission assignments – The carrying amounts reported on the consolidated balance sheets for these instruments approximate their fair values.
Surplus notes payable, long-term debt and mortgage debt – Fair values are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.
Repurchase agreements – The carrying amounts reported on the consolidated balance sheets for these instruments approximate their fair values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Fair Value Measurements (continued)
Separate account liabilities – The fair values of the separate account liabilities are estimated based on the fair value of the related separate account assets, as these are considered to be pass-through contracts. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities.
14. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $22.9 million and $29.4 million at December 31, 2016 and 2015, respectively, over the next several years as required by the general partner.
As of December 31, 2016 and 2015, the Company had committed up to $774.0 million and $667.0 million, respectively, in unfunded bridge loans, unfunded revolvers, and other private investments.
Expected future minimum rent income related to the noncancelable portion of the FHLB and SAILES operating leases (see Note 1) to be received as of December 31 are as follows (in thousands):
2017	$17,353
2018	16,637
2019	16,398
2020	16,398
2021	16,398
Thereafter	51,927
The amounts received under both leases are recorded in other revenues on the consolidated statement of operations.
Guarantees of related parties: The Company provided payment guarantees on behalf of its related party, SE2, LLC (SE2), to certain SE2 customers for all obligations and liabilities arising or incurred under the third-party administration agreements between such customers and SE2.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies (continued)

Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise.  Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.
15. Debt
Line of Credit
At December 31, 2016, the Company has access to a $601.1 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (.75% at December 31, 2016). The Company had no borrowings under this line of credit at December 31, 2016 and 2015. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2016.
The Company has outstanding surplus notes with a carrying value of $80.7 million and $129.5 million at December 31, 2016 and 2015, respectively. The surplus notes consist of $50.0 million of 8.75% notes issued in May 1996 and matured and paid off on May 15, 2016, and $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

Gennessee had a note outstanding of $31.0 million as of December 31, 2016, which bears interest at a rate of 7.0%, maturing August 15, 2025. Gennessee had notes outstanding of $44.2 million as of December 31, 2015, which bore interest with rates ranging from 6.0% to 9.0%, and with maturities ranging from January 20, 2016 to January 31, 2017. The Company paid interest on these notes of $3.0 million and $3.7 million for the years ended December 31, 2016 and 2015, respectively.
Dunbarre had notes outstanding as of December 31, 2016 and 2015 of $38.0 million and $52.9 million, respectively, which bear interest with rates ranging from 7.0% to 8.0%, and with maturities ranging from March 21, 2017 to June 15, 2025. The Company paid interest on these notes of $3.5 million and $5.2 million during the years ended December 31, 2016 and 2015, respectively.
SAILES had a long-term note outstanding with a related party as of December 31, 2016 and 2015 of $77.3 million and $84.4 million, respectively, which bears interest at a rate of 6.0% per annum and matures on February 28, 2025. The loan amortizes quarterly in arrears to the final maturity date.
At December 31, 2016, future principal payments for the years ending December 31 are as follows (in thousands):
2017	$7,490
2018	7,950
2019	8,437
2020	8,955
2021	9,505
Thereafter	34,976
$77,313

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

Mortgage Debt

The primary mortgage financing for the Company’s home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies.
The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600, including $62,805 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises.
The outstanding mortgage balance at December 31, 2015 and 2014, of $24.0 million and $27.0 million, respectively, is reflected in the assets of the Company by reducing its investment in real estate as an encumbrance. Mortgage loan interest expense paid for the years ended December 31, 2015 and 2014, was $1.7 million and $1.9 million, respectively. This amount is reported as a reduction of net investment income in the statements of operations.
At December 31, 2016, consolidated future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):
2017	$3,266
2018	5,835
2019	3,120
2020	3,336
2021	3,568
Thereafter	1,876
$21,001

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Debt (continued)

Interest expense as presented on the consolidated statements of operations consisted of the following for the year ended December 31:

	2016	2015	2014
		(In Thousands)
Debt/notes payable:
Surplus note interest	$10,283	$13,893	$13,665
Consolidated VIE interest	36,281	23,848	3,402
Commission assignment interest	6,558	9,347	5,247
SAILES interest	5,352	5,802	6,245
Mortgage interest	1,522	1,710	1,908
Total debt/notes payable interest	59,996	54,600	30,467
Repurchase agreement interest	3,221	2,399	640
Other interest	983	7	(150)
Total	$64,200	$57,006	$30,957

16. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and affiliates of $0.7 million and $1.2 million at December 31, 2016 and 2015. The Company reported amounts payable to parent, subsidiaries and affiliates of $30.6 million and $7.2 million at December 31, 2016 and 2015, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.
The Company occasionally receives loan representation fees, origination fees, and commitment fees for performing activities related to the creation of a new loan. These fees are deferred and amortized into income over the life of the loan. The Company received $1.5 million and $3.6 million for the years ended December 31, 2016 and 2015, respectively, in fees from related parties. The Company recognized income for these fees of $835,000 and $345,000 for the years ended December 31, 2016 and 2015, respectively, which is included in other revenues on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

The Company paid $10.6 million and $17.3 million for the years ended December 31, 2016 and 2015, respectively, for loan origination costs with related parties. These loan origination costs are deferred and amortized over the life of the loan. The Company recognized amortization expense of $2.1 million and $834,000 for the years ended December 31 2016, and 2015, respectively, which is included in commissions and other operating expenses on the consolidated statements of operations.

As of December 31, 2016 and 2015, the Company had the following investments in related parties with interest rates ranging from 3.7% to 7.5% and maturity dates ranging from January 2017 through November 2019. These investments are included in notes receivable from related parties on the consolidated balance sheets:

	2016	2015
	(In Thousands)

ACS Holdings, LLC	$–	$206,200
Cain Hoy Enterprises, LLC	–	275,500
CBAM Funding 2016-1, LLC	570,400	–
CH Funding, LLC	231,126	–
CPD Funding 2016-1, LLC	294,000	–
Four Six Four Aircraft, LLC	3,000	220,245
Steamboat Portfolio Trust, LLC (formerly
LSBF Holdings, LLC)	–	260,000
McLean Funding, LLC	580,000	–
Note Funding 1892, LLC	402,876	428,460
Note Funding 1892-2, LLC	358,322	–
PD Holdings, LLC	262,867	174,389
Canon Portfolio Trust, LLC (formerly SBC
Funding II, LLC)	259,000	253,762
SCF Funding, LLC	183,426	–
Stonebriar Commercial Finance, LLC	472,086	–
Other	350,094	750,038
	$3,967,197	$2,568,594

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)
As of December 31, 2016 and 2015, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets.
	2016	2015
	(In Thousands)

American Media Productions, LLC	$373,998	$270,760
Cain Hoy Enterprises, LP	273,944	266,548
Delaware Life Insurance Company	243,808	211,789
Efland Funding, LLC	224,034	273,412
Four Six Four Aircraft, LAK	187,947	–
5180-2 CLO, LP	328,540	642,989
Maranon Loan Funding, LTD	191,531	–
Mayfair Portfolio Trust, LLC	235,000	–
SCF Realty Capital Master Trust	280,333	–
Steamboat Portfolio Trust, LLC (formerly
LSBF Holdings, LLC)	233,000	–
Stonebriar Holdings, LLC	271,000	–
Wanamaker Portfolio Trust, LLC (formerly
SBC Funding, LLC)	481,000	463,519
Other	1,828,102	938,411

The Company has contracted with Guggenheim Partners Investment Management, LLC (GPIM) to perform investment advisory services. The Company paid fees of $13.0 million, $27.2 million, and $21.5 million associated with the services performed for the years ended December 31, 2016, 2015 and 2014, respectively. These fees are included in commissions and other operating expense on the consolidated statements of operations.
The Company entered into commission assignment agreements with Searcy Insurance Agency, LLC, South Blacktree Agency, LLC, and Saganaw Insurance Agency, LLC, affiliated companies, making payments of $121.4 million, $138.9 million, and $141.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

The Company received payments under administrative service agreements of $10.2 million, $11.2 million, and $12.9 million from affiliate sponsored mutual funds, for the years ended December 31, 2016, 2015 and 2014, respectively. These fees are included in asset based fees on the consolidated statements of operations.
The Company received $16.0 million, $16.0 million, and $15.2 million for the years ended December 31, 2016, 2015 and 2014, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues on the consolidated statements of operations.
The Company paid $214.9 million, $121.2 million, and $67.8 million for the years ended December 31, 2016, 2015 and 2014, respectively, to various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses on the consolidated statements of operations.
The Company received $400.0 million as a capital contribution from SBC during 2015.
17. Statutory Financial Information and Regulatory Net Capital Requirements
The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department). The State of Kansas has adopted the National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
The State of Kansas has granted its approval of a permitted accounting practice for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. In addition, the corresponding reserve liabilities that are hedged by the eligible derivative assets are calculated under Actuarial Guideline (AG) 35, whereas the permitted practice allows the reserves to assume the market value of the eligible derivative assets associated with the

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. This permitted practice will expire on September 30, 2017, unless extended by the Commissioner of the Department.
The Department has also granted the Company approval of a permitted accounting practice to reset, effective with the 2016 Annual Statement, unassigned surplus to zero in accordance with SSAP No. 72 – Surplus and Quasi-Reorganizations (SSAP No. 72) following its change of control on January 31, 2017 discussed in footnote 18.
The combined impact of these permitted practices, including the impact of income taxes, was to increase statutory surplus by $28.6 million and $75.8 million as of December 31, 2016 and 2015, respectively.
The Company offers riders on its fixed indexed annuities (FIAs) which provide for future withdrawal and death benefits. In accordance with the NAIC’s Accounting Practices and Procedures Manual, the FIAs with riders should be reserved for under revised Actuarial Guideline 33 (AG33). In 2012, the Company requested and received approval from the Department to use an alternative methodology to reserve for these contracts under the Practical Considerations section of AG33. The reserve held at December 31, 2016 for FIAs with riders issued prior to February 1, 2015 was based on Actuarial Guideline 43 (AG43), the approved alternative method for these contracts. AG43 is a principles-based reserving methodology which requires ongoing review of and updates to the assumptions. The Company closely monitors developing experience on this type of business as well as any new emerging industry information. The Company adjusts its AG43 assumptions when it determines it is reasonable and appropriate and reports the results of its experience analysis to the Department. During the fourth quarter 2014 review of the Company’s AG43 statutory reserving assumptions and methodology with respect to FIAs with riders, management determined that certain lapse, income utilization and investment assumptions should be strengthened over time. The Company recorded a portion of the reserve increase in 2014 and the Company and the Department agreed to phase-in the remaining reserve increase related to strengthening these assumptions over a five year period from 2015 to 2019. In addition to the 2016 scheduled amount, the Company also recorded the remainder of the reserve strengthening scheduled for 2017 to 2019, as of December 31, 2016. For FIAs with riders issued on or after February 1, 2015, the AG33 reserving methodology has been utilized.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Statutory capital and surplus, including surplus notes (see Note 15) of SBLIC, was $1,561.7 million and $1,286.4 million at December 31, 2016 and 2015, respectively. Statutory net income (loss) of SBLIC was ($81.0) million, $75.4 million, and $122.1 million for the years ended December 31, 2016, 2015 and 2014, respectively.
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
At December 31, 2016, the Company’s statutory adjusted capital per the RBC calculation is $1,974.3 million as compared to its company action level RBC of $522.0 million and its authorized control level RBC of $261.0 million.
The Company may not, without notice to the Commissioner and (A) the expiration of 30 days without disapproval by the Commissioner or (B) the Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus. In 2016, the Company was not allowed to pay dividends without the approval or non-disapproval of the Commissioner.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness)  and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Statutory Financial Information and Regulatory Net Capital Requirements (continued)
At December 31, 2016, SD had net capital of $20.5 million, which was $18.3 million in excess of its required net capital of $2.2 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD's ratio of aggregate indebtedness to net capital was 162.32 to 1 at December 31, 2016.
18. Subsequent Events
Subsequent events have been evaluated through April 28, 2017, which is the date the financial statements were issued.
Effective January 31, 2017, SBC contributed to SBL Holdings, Inc., a Kansas Corporation, all of the outstanding common stock of the Company. In addition, the Company experienced a change of control in its ultimate parent. This change of control provides the Company with the option to go through a purchase accounting process which may result in adjustments to the financial statements of certain companies in the group. Management is evaluating the effect of purchase accounting on the Company’s financial statements but an estimate of the impact on these statements cannot be made at this time. Effective February 22, 2017, SBL Holdings, Inc. converted to a Kansas limited liability company.
On February 27, 2017, the Company received a capital contribution of $450.0 million from its parent, SBL Holdings, LLC. For statutory reporting purposes, the Company established a receivable for the capital contribution as of December 31, 2016.
85

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2016, 2015, and 2014

Report of Independent Auditors on Schedules

The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and have issued our report thereon dated April 28, 2017 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.
In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

April 28, 2017

Security Benefit Life Insurance Company and Subsidiaries

Schedule I – Summary of Investments
Other Than Investments in Related Parties

As of December 31, 2016

		December 31, 2016
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available-for-sale:		(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$405,327	$400,427	$400,427
Obligations of government-sponsored
enterprises	473,677	472,036	472,036
Corporate	3,097,270	3,166,169	3,166,169
Foreign governments	10,154	10,278	10,278
Municipal obligations	253,415	259,358	259,358
Commercial mortgage-backed	465,490	461,579	461,579
Residential mortgage-backed	115,321	116,105	116,105
Collateralized debt obligations	2,014	4,303	4,303
Other debt obligations	6,652,014	6,705,603	6,705,603
Total fixed maturities	$11,474,682	$11,595,858	$11,595,858

Equity securities:
Communications	$25,066	$30,113	$30,113
Financial	802	938	938
Industrial	4	40	40
Government	9,200	9,200	9,200
Total equity securities	$35,072	$40,291	$40,291

Securities Fair Value Option:
Fixed maturities	$139,511	$139,852	$139,852
Equity securities	47	86	86

Notes receivable from related parties	–	–	–
Mortgage loans	1,294,861	1,312,957	1,294,861
Policy loans	444,973	351,993	92,980
Cash and cash equivalents	994,320	994,320	994,320
Short-term investments	69,911	69,890	69,890
Call options	615,067	381,396	381,396
Other invested assets	80,426	80,426	80,426
	$15,148,870	$14,967,069	$14,689,960

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III – Supplementary Insurance Information

As of December 31, 2016, 2015, and 2014 and for Each of the Years Then Ended

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2016:
Life insurance	$ 1,151,091	$ 25,039,408	$ –	$ 1,000,468
As of December 31, 2015:
Life insurance	1,016,929	23,017,006	–	487,488
As of December 31, 2014:
Life insurance	629,962	20,850,164	–	492,723

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2016:
Life insurance	$ 170,593	$ 1,092,029	$ 709,532	$ 125,722	$ 294,210
As of December 31, 2015:
Life insurance	154,231	908,909	304,345	51,947	226,705
As of December 31, 2014:
Life insurance	110,237	724,572	571,731	148,952	196,321

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV – Reinsurance

As of December 31, 2016, 2015, and 2014 and for Each of the Years Then Ended

		December 31, 2016
					Percent of
					amount
		Ceded to other	Assumed from		assumed to
	Gross amount	companies	companies	Net amount	net
		(Dollars In Thousands)
Life insurance in force	$2,434,141	$2,428,899	$65,834	$71,076	93%
Premiums:
Life insurance	23,307	23,308	3,968	3,967	100
Annuity	3,710,341	59,838	13,629	3,664,132
Accident and health insurance	–	–	1	1	0
Total premiums	$3,733,648	$83,146	$17,598	$3,668,100	0%
		December 31, 2015
					Percent of
					amount
		Ceded to other	Assumed from		assumed to
	Gross amount	companies	companies	Net amount	net
		(Dollars In Thousands)
Life insurance in force	$2,553,992	$2,548,993	$64,433	$69,432	93%
Premiums:
Life insurance	24,304	24,305	4,253	4,252	100
Annuity	2,419,345	62,904	15,269	2,371,710	1
Accident and health insurance	–	–	1	1	0
Total premiums	$2,443,649	$87,209	$19,523	$2,375,963	1%
		December 31, 2014
					Percent of
					amount
		Ceded to other	Assumed from		assumed to
	Gross amount	companies	companies	Net amount	net
		(Dollars In Thousands)
Life insurance in force	$2,669,554	$2,664,513	$69,853	$74,894	93%
Premiums:
Life insurance	25,095	25,096	4,740	4,739	100
Annuity	5,411,485	70,404	18,753	5,359,834	0
Accident and health insurance	–	–	–	–	0
Total premiums	$5,436,580	$95,500	$23,493	$5,364,573	0%

See accompanying Report of Independent Auditors

Financial Statements

Variable Annuity Account XI
Year Ended December 31, 2016
With Report of Independent Registered Public Accounting Firm

Variable Annuity Account XI

Financial Statements

Year Ended December 31, 2016

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
1. Organization and Significant Accounting Policies
2. Variable Annuity Contract Charges
3. Summary of Unit Transactions
4. Financial Highlights
5. Subsequent Events

2 5 8 13 13 16 17 18 21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Security Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Variable Annuity Account XI (the Account), comprised of the subaccounts as listed in Note 1, as of December 31, 2016, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the two years or periods then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with fund companies or their transfer agents or by other appropriate auditing procedures where replies from the fund companies or transfer agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting Variable Annuity Account XI at December 31, 2016, the results of its operations for the year or period then ended and the changes in their net assets for each of the two years or periods then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri
April 28, 2017

1

Variable Annuity Account XI

Statements of Assets and Liabilities

December 31, 2016

	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Mid Cap Value
Assets:
Mutual funds, at market value	$343,190	$783,492	$1,048,845	$360,729	$355,252
Total assets	343,190	783,492	1,048,845	360,729	355,252

Liabilities:
Uncollected actuarial risk fee payable	13	30	29	10	10
Net assets	$343,177	$783,462	$1,048,816	$360,719	$355,242

Units outstanding:
Total units	12,587	40,289	22,174	14,232	12,100
Unit value	$27.26	$19.45	$47.31	$25.35	$29.43

Mutual funds, at cost	$320,666	$718,451	$702,687	$342,925	$326,197
Mutual fund shares	24,887	49,494	30,803	9,233	4,779

The accompanying notes are an integral part of these financial statements.
2

Variable Annuity Account XI

Statements of Assets and Liabilities (continued)

December 31, 2016

	Guggenheim VIF World Equity Income	Invesco V.I. Global Real Estate	Invesco V.I. International Growth	Janus Aspen Janus Portfolio	Neuberger Berman AMT Socially Responsive
Assets:
Mutual funds, at market value	$512,900	$126,887	$162,459	$141,119	$239,886
Total assets	512,900	126,887	162,459	141,119	239,886

Liabilities:
Uncollected actuarial risk fee payable	14	5	6	5	9
Net assets	$512,886	$126,882	$162,453	$141,114	$239,877

Units outstanding:
Total units	24,903	6,172	8,507	5,676	9,041
Unit value	$20.60	$20.56	$19.10	$24.86	$26.53

Mutual funds, at cost	$422,552	$128,255	$165,223	$153,241	$219,577
Mutual fund shares	39,515	7,857	4,939	4,985	10,586

The accompanying notes are an integral part of these financial statements.
3

Variable Annuity Account XI

Statements of Assets and Liabilities (continued)

December 31, 2016

	PIMCO VIT Real Return	PIMCO VIT Total Return	Rydex VIF Energy Services	T. Rowe Price Mid-Cap Growth
Assets:
Mutual funds, at market value	$123,223	$416,615	$87,546	$2,745,305
Total assets	123,223	416,615	87,546	2,745,305

Liabilities:
Uncollected actuarial risk fee payable	5	16	3	103
Net assets	$123,218	$416,599	$87,543	$2,745,202

Units outstanding:
Total units	9,085	30,183	7,642	45,072
Unit value	$13.56	$13.81	$11.45	$60.90

Mutual funds, at cost	$130,200	$439,779	$98,437	$2,629,207
Mutual fund shares	10,043	39,156	1,237	107,364

The accompanying notes are an integral part of these financial statements.
4

Variable Annuity Account XI

Statements of Operations

Year Ended December 31, 2016

	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Mid Cap Value
Investment income (loss):
Dividend distributions	$3,583	$4,859	$14,832	$5,121	$2,368
Expenses:
Mortality and expense risk charge	(1,284)	(3,263)	(4,396)	(1,320)	(1,152)
Other expense charge	(2,614)	(6,648)	(5,502)	(1,652)	(1,440)
Net investment income (loss)	(315)	(5,052)	4,934	2,149	(224)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	8,549	79	38,391	4,065	24,950
Realized capital gain (loss) on sales of fund shares	(5,452)	1,973	36,274	(2,136)	(370)
Change in unrealized appreciation/depreciation on investments during the year	56,434	5,698	114,380	54,093	39,226
Net realized and unrealized capital gain (loss) on investments	59,531	7,750	189,045	56,022	63,806
Net increase (decrease) in net assets from operations	$59,216	$2,698	$193,979	$58,171	$63,582

The accompanying notes are an integral part of these financial statements.
5

Variable Annuity Account XI

Statements of Operations (continued)

Year Ended December 31, 2016
	Guggenheim VIF World Equity Income	Invesco V.I. Global Real Estate	Invesco V.I. International Growth	Janus Aspen Janus Portfolio	Neuberger Berman AMT Socially Responsive
Investment income (loss):
Dividend distributions	$13,964	$1,883	$2,151	$472	$1,123
Expenses:
Mortality and expense risk charge	(2,079)	(492)	(704)	(528)	(933)
Other expense charge	(2,603)	(1,000)	(1,434)	(1,075)	(1,898)
Net investment income (loss)	9,282	391	13	(1,131)	(1,708)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	2,203	-	7,214	8,262
Realized capital gain (loss) on sales of fund shares	11,253	68	(100)	(572)	422
Change in unrealized appreciation/depreciation on investments during the year	20,368	(2,524)	(2,816)	(5,804)	11,391
Net realized and unrealized capital gain (loss) on investments	31,621	(253)	(2,916)	838	20,075
Net increase (decrease) in net assets from operations	$40,903	$138	$(2,903)	$(293)	$18,367

The accompanying notes are an integral part of these financial statements.
6

Variable Annuity Account XI

Statements of Operations (continued)

Year Ended December 31, 2016

	PIMCO VIT Real Return	PIMCO VIT Total Return	Rydex VIF Energy Services	T. Rowe Price Mid-Cap Growth
Investment income (loss):
Dividend distributions	$2,421	$8,741	$197	$-
Expenses:
Mortality and expense risk charge	(436)	(1,897)	(144)	(11,988)
Other expense charge	(886)	(3,867)	(295)	(24,430)
Net investment income (loss)	1,099	2,977	(242)	(36,418)

Net realized and unrealized capital gain (loss) on investments:
Capital gain distributions	-	-	-	181,759
Realized capital gain (loss) on sales of fund shares	(851)	(3,059)	(1,147)	18,202
Change in unrealized appreciation/depreciation on investments during the year	1,864	5,171	12,601	(34,829)
Net realized and unrealized capital gain (loss) on investments	1,013	2,112	11,454	165,132
Net increase (decrease) in net assets from operations	$2,112	$5,089	$11,212	$128,714

The accompanying notes are an integral part of these financial statements.
7

Variable Annuity Account XI

Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Goldman Sachs VIT Small Cap Equity Insights		Goldman Sachs VIT Strategic Growth		Guggenheim VIF All Cap Value
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(315)	$(3,169)	$(5,052)	$(7,487)	$4,934	$(262)
Capital gains distributions	8,549	35,344	79	44,875	38,391	143,057
Realized capital gain (loss) on sales of fund shares	(5,452)	790	1,973	7,855	36,274	57,511
Change in unrealized appreciation/depreciation on investments during the year	56,434	(42,411)	5,698	(30,837)	114,380	(261,008)
Net increase (decrease) in net assets from operations	59,216	(9,446)	2,698	14,406	193,979	(60,702)

From contract owner transactions:
Variable annuity deposits	45,982	3,257	81,123	17,469	18,529	23,479
Terminations and withdrawals	(8,717)	(11,997)	(36,532)	(25,046)	(89,203)	(90,855)
Transfers between subaccounts, net	(23,235)	(8,540)	12,951	(4,428)	(43,814)	(70,837)
Net increase (decrease) in net assets from contract owner transactions	14,030	(17,280)	57,542	(12,005)	(114,488)	(138,213)
Net increase (decrease) in net assets	73,246	(26,726)	60,240	2,401	79,491	(198,915)
Net assets at beginning of year	269,931	296,657	723,222	720,821	969,325	1,168,240
Net assets at end of year	$343,177	$269,931	$783,462	$723,222	$1,048,816	$969,325

The accompanying notes are an integral part of these financial statements.

8

Variable Annuity Account XI

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Guggenheim VIF Large Cap Value		Guggenheim VIF Mid Cap Value		Guggenheim VIF World Equity Income
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$2,149	$296	$(224)	$(978)	$9,282	$10,873
Capital gains distributions	4,065	40,327	24,950	38,168	-	-
Realized capital gain (loss) on sales of fund shares	(2,136)	2,155	(370)	2,485	11,253	8,508
Change in unrealized appreciation/depreciation on investments during the year	54,093	(59,257)	39,226	(58,635)	20,368	(28,219)
Net increase (decrease) in net assets from operations	58,171	(16,479)	63,582	(18,960)	40,903	(8,838)

From contract owner transactions:
Variable annuity deposits	55,831	16,958	36,772	899	86,326	68,186
Terminations and withdrawals	(18,951)	(12,470)	(10,266)	(10,118)	(66,248)	(40,474)
Transfers between subaccounts, net	6,180	(16,295)	46,574	(6,926)	(4,240)	(5,375)
Net increase (decrease) in net assets from contract owner transactions	43,060	(11,807)	73,080	(16,145)	15,838	22,337
Net increase (decrease) in net assets	101,231	(28,286)	136,662	(35,105)	56,741	13,499
Net assets at beginning of year	259,488	287,774	218,580	253,685	456,145	442,646
Net assets at end of year	$360,719	$259,488	$355,242	$218,580	$512,886	$456,145

The accompanying notes are an integral part of these financial statements.
9

Variable Annuity Account XI

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Invesco V.I. Global Real Estate		Invesco V.I. International Growth		Janus Aspen Janus Portfolio
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$391	$1,851	$13	$240	$(1,131)	$(687)
Capital gains distributions	2,203	-	-	-	7,214	16,244
Realized capital gain (loss) on sales of fund shares	68	243	(100)	308	(572)	5
Change in unrealized appreciation/depreciation on investments during the year	(2,524)	(4,591)	(2,816)	(6,383)	(5,804)	(14,182)
Net increase (decrease) in net assets from operations	138	(2,497)	(2,903)	(5,835)	(293)	1,380

From contract owner transactions:
Variable annuity deposits	41,338	5,520	14,809	43,695	30,910	16,868
Terminations and withdrawals	(4,352)	(2,906)	(12,549)	(6,000)	(3,611)	(1,158)
Transfers between subaccounts, net	3,034	2,858	3,105	7,741	26,737	18,706
Net increase (decrease) in net assets from contract owner transactions	40,020	5,472	5,365	45,436	54,036	34,416
Net increase (decrease) in net assets	40,158	2,975	2,462	39,601	53,743	35,796
Net assets at beginning of year	86,724	83,749	159,991	120,390	87,371	51,575
Net assets at end of year	$126,882	$86,724	$162,453	$159,991	$141,114	$87,371

The accompanying notes are an integral part of these financial statements.

10

Variable Annuity Account XI

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Neuberger Berman AMT Socially Responsive		PIMCO VIT Real Return		PIMCO VIT Total Return
	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,708)	$(1,760)	$1,099	$1,847	$2,977	$15,687
Capital gains distributions	8,262	15,649	-	-	-	4,590
Realized capital gain (loss) on sales of fund shares	422	1,780	(851)	(305)	(3,059)	(291)
Change in unrealized appreciation/depreciation on investments during the year	11,391	(19,032)	1,864	(4,320)	5,171	(24,619)
Net increase (decrease) in net assets from operations	18,367	(3,363)	2,112	(2,778)	5,089	(4,633)

From contract owner transactions:
Variable annuity deposits	56,987	59,587	56,246	180	22,002	28,915
Terminations and withdrawals	(6,641)	(7,740)	(9,560)	(3,400)	(14,095)	(20,569)
Transfers between subaccounts, net	-	-	9,467	-	(22,735)	15,221
Net increase (decrease) in net assets from contract owner transactions	50,346	51,847	56,153	(3,220)	(14,828)	23,567
Net increase (decrease) in net assets	68,713	48,484	58,265	(5,998)	(9,739)	18,934
Net assets at beginning of year	171,164	122,680	64,953	70,951	426,338	407,404
Net assets at end of year	$239,877	$171,164	$123,218	$64,953	$416,599	$426,338

The accompanying notes are an integral part of these financial statements.
11

Variable Annuity Account XI

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2016 and 2015

	Rydex VIF Energy Services		T. Rowe Price Mid-Cap Growth
	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(242)	$(224)	$(36,418)	$(36,202)
Capital gains distributions	-	-	181,759	357,256
Realized capital gain (loss) on sales of fund shares	(1,147)	(4,032)	18,202	41,333
Change in unrealized appreciation/depreciation on investments during the year	12,601	(4,578)	(34,829)	(232,583)
Net increase (decrease) in net assets from operations	11,212	(8,834)	128,714	129,804

From contract owner transactions:
Variable annuity deposits	60,495	3,472	302,892	96,209
Terminations and withdrawals	(2,605)	(2,088)	(240,041)	(197,850)
Transfers between subaccounts, net	-	(2,636)	(104,731)	78,702
Net increase (decrease) in net assets from contract owner transactions	57,890	(1,252)	(41,880)	(22,939)
Net increase (decrease) in net assets	69,102	(10,086)	86,834	106,865
Net assets at beginning of year	18,441	28,527	2,658,368	2,551,503
Net assets at end of year	$87,543	$18,441	$2,745,202	$2,658,368

The accompanying notes are an integral part of these financial statements.

12

Variable Annuity Account XI

Notes to Financial Statements

December 31, 2016

1. Organization and Significant Accounting Policies

Variable Annuity Account XI (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Goldman Sachs VIT Small Cap Equity Insights	Institutional	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Strategic Growth	-	Goldman Sachs Asset Management, LP	-
Guggenheim VIF All Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Large Cap Value	-	Guggenheim Investments	-
Guggenheim VIF Mid Cap Value	-	Guggenheim Investments	-
Guggenheim VIF World Equity Income	-	Guggenheim Investments	-
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. International Growth	Series I	Invesco Advisers, Inc.	-
Janus Aspen Janus Portfolio	Service	Janus Capital Management LLC	-
Neuberger Berman AMT Socially Responsive	S	Neuberger Berman Investment Advisers LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company LLC	-
Rydex VIF Energy Services	-	Guggenheim Investments	-
T. Rowe Price Mid-Cap Growth	Institutional	T. Rowe Price Associates, Inc.	-

Fourteen subaccounts are currently offered by the Account, all of which had activity.

Under the terms of the investment advisory contracts, investment portfolios of certain underlying mutual funds are managed by Security Investors, LLC doing business as Guggenheim Investments, a limited liability company controlled by its members and affiliated with Security Benefit Corporation.  As disclosed in the above table, Guggenheim Investments serves as investment adviser for certain mutual funds.  The advisory agreement provides for a fee at annual rates up to 0.60% of the average net assets of each respective fund.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

13

Variable Annuity Account XI

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statements of assets and liabilities at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2016, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Goldman Sachs VIT Small Cap Equity Insights	$ 57,096	$ 34,819
Goldman Sachs VIT Strategic Growth	94,412	41,813
Guggenheim VIF All Cap Value	63,823	134,957
Guggenheim VIF Large Cap Value	74,845	25,561
Guggenheim VIF Mid Cap Value	109,228	11,412
Guggenheim VIF World Equity Income	96,945	71,811
Invesco V.I. Global Real Estate	48,987	6,368
Invesco V.I. International Growth	20,198	14,814
Janus Aspen Janus Portfolio	65,256	5,132
Neuberger Berman AMT Socially Responsive	66,319	9,410
PIMCO VIT Real Return	68,035	10,778
PIMCO VIT Total Return	44,508	56,343
Rydex VIF Energy Services	60,625	2,974
T. Rowe Price Mid-Cap Growth	486,875	383,311

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

As of December 31, 2016, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

14

Variable Annuity Account XI

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Issued Accounting Standards

In May 2015, the FASB issued Accounting Standards Update guidance (ASU No. 2015-07), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The amendments in this Update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. ASU 2015-07 is effective for fiscal periods beginning after December 15, 2015, with early application permitted. ASU No. 2015–07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Account adopted ASU No. 2015–07 and adoption did not affect the Account’s financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Account's investments in the Funds have not been classified in the fair value hierarchy.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

15

Variable Annuity Account XI

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Administration and Distribution Charge: SBL is currently charging an annual rate of 0.91% of each subaccount’s average daily net assets, except the Guggenheim VIF All Cap Value, Guggenheim VIF Large Cap Value, Guggenheim VIF Mid Cap Value and Guggenheim VIF World Equity Income subaccounts, which are being charged an annual rate of 0.56%.  SBL may deduct a maximum daily administration and distribution charge equal to an annual rate of 0.94% of each subaccount’s average daily net assets, except the Guggenheim VIF All Cap Value, Guggenheim VIF Large Cap Value, Guggenheim VIF Mid Cap Value and Guggenheim VIF World Equity Income subaccounts, for which the maximum annual rate is 0.59%.

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.45% of the average daily net assets of each subaccount.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

16

Variable Annuity Account XI

Notes to Financial Statements (continued)
3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2016 and 2015, were as follows:

	2016			2015
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Goldman Sachs VIT Small Cap Equity Insights	2,154	(1,599)	555	156	(890)	(734)
Goldman Sachs VIT Strategic Growth	7,089	(4,214)	2,875	2,005	(2,623)	(618)
Guggenheim VIF All Cap Value	478	(3,198)	(2,720)	1,247	(4,655)	(3,408)
Guggenheim VIF Large Cap Value	4,776	(2,848)	1,928	1,405	(1,921)	(516)
Guggenheim VIF Mid Cap Value	3,827	(1,075)	2,752	325	(985)	(660)
Guggenheim VIF World Equity Income	4,382	(3,679)	703	4,558	(3,450)	1,108
Invesco V.I. Global Real Estate	2,659	(733)	1,926	400	(139)	261
Invesco V.I. International Growth	1,501	(1,220)	281	2,582	(319)	2,263
Janus Aspen Janus Portfolio	2,356	(156)	2,200	1,412	(63)	1,349
Neuberger Berman AMT Socially Responsive	2,333	(269)	2,064	2,389	(315)	2,074
PIMCO VIT Real Return	6,118	(2,003)	4,115	14	(254)	(240)
PIMCO VIT Total Return	2,963	(4,063)	(1,100)	3,806	(2,142)	1,664
Rydex VIF Energy Services	5,925	(239)	5,686	287	(369)	(82)
T. Rowe Price Mid-Cap Growth	5,998	(6,674)	(676)	3,601	(4,007)	(406)

17

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2016, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Goldman Sachs VIT Small Cap Equity Insights
2016	12,587	27.26	343,177	1.17	1.36	21.53
2015	12,032	22.43	269,931	0.30	1.36	(3.49)
2014	12,766	23.24	296,657	0.71	1.36	5.49
2013	14,461	22.03	318,623	0.90	1.36	33.76
2012	13,145	16.47	216,505	1.07	1.36	11.28
Goldman Sachs VIT Strategic Growth
2016	40,289	19.45	783,462	0.64	1.36	0.57
2015	37,414	19.34	723,222	0.36	1.36	2.00
2014	38,032	18.96	720,821	0.40	1.36	12.12
2013	32,629	16.91	551,665	0.40	1.36	30.58
2012	34,743	12.95	449,730	0.75	1.36	18.26
Guggenheim VIF All Cap Value
2016	22,174	47.31	1,048,816	1.47	1.01	21.46
2015	24,894	38.95	969,325	1.02	1.01	(5.67)
2014	28,302	41.29	1,168,240	-	1.01	6.53
2013	28,047	38.76	1,086,829	-	1.01	31.88
2012	34,456	29.39	1,012,556	-	1.01	14.31
Guggenheim VIF Large Cap Value
2016	14,232	25.35	360,719	1.65	1.01	20.20
2015	12,304	21.09	259,488	1.14	1.01	(6.06)
2014	12,820	22.45	287,774	-	1.01	8.35
2013	3,692	20.72	76,463	-	1.01	30.64
2012	2,163	15.86	34,290	-	1.01	14.43

18

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF Mid Cap Value
2016	12,100	29.43	355,242	0.83	1.01	25.50
2015	9,348	23.45	218,580	0.62	1.01	(7.75)
2014	10,008	25.42	253,685	-	1.01	(0.08)
2013	7,740	25.44	196,255	-	1.01	31.95
2012	6,739	19.28	129,414	-	1.01	15.94
Guggenheim VIF World Equity Income
2016	24,903	20.60	512,886	2.88	1.01	9.23
2015	24,200	18.86	456,145	3.47	1.01	(1.67)
2014	23,092	19.18	442,646	-	1.01	3.96
2013	23,393	18.45	431,406	-	1.01	18.12
2012	27,796	15.62	434,155	-	1.01	15.36
Invesco V.I. Global Real Estate
2016	6,172	20.56	126,882	1.76	1.36	0.64
2015	4,246	20.43	86,724	3.56	1.36	(2.81)
2014	3,985	21.02	83,749	2.04	1.36	13.07
2013	1,835	18.59	34,112	3.90	1.36	1.31
2012	1,550	18.35	28,446	0.45	1.36	26.38
Invesco V.I. International Growth
2016	8,507	19.10	162,453	1.33	1.36	(1.80)
2015	8,226	19.45	159,991	1.79	1.36	(3.67)
2014	5,963	20.19	120,390	2.05	1.36	(1.03)
2013	2,580	20.40	52,625	0.97	1.36	17.38
2012	2,732	17.38	47,470	1.54	1.36	13.97
Janus Aspen Janus Portfolio
2016	5,676	24.86	141,114	0.41	1.36	(1.07)
2015	3,476	25.13	87,371	0.58	1.36	3.63
2014	2,127	24.25	51,575	0.14	1.36	11.19
2013	2,639	21.81	57,555	0.64	1.36	28.22
2012	2,150	17.01	36,565	0.66	1.36	16.67

19

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Neuberger Berman AMT Socially Responsive
2016	9,041	26.53	239,877	0.55	1.36	8.15
2015	6,977	24.53	171,164	0.38	1.36	(1.96)
2014	4,903	25.02	122,680	0.13	1.36	8.64
2013	3,349	23.03	77,162	0.60	1.36	35.55
2012	2,359	16.99	40,105	0.09	1.36	9.19
PIMCO VIT Real Return
2016	9,085	13.56	123,218	2.57	1.36	3.75
2015	4,970	13.07	64,953	4.12	1.36	(4.04)
2014	5,210	13.62	70,951	1.49	1.36	1.72
2013	4,770	13.39	63,885	1.16	1.36	(10.49)
2012	9,696	14.96	145,021	1.04	1.36	7.32
PIMCO VIT Total Return
2016	30,183	13.81	416,599	2.07	1.36	1.32
2015	31,283	13.63	426,338	5.17	1.36	(0.94)
2014	29,619	13.76	407,404	2.25	1.36	2.92
2013	24,479	13.37	327,368	2.21	1.36	(3.33)
2012	25,419	13.83	351,509	2.40	1.36	8.13
Rydex VIF Energy Services
2016	7,642	11.45	87,543	0.37	1.36	21.42
2015	1,956	9.43	18,441	0.35	1.36	(32.59)
2014	2,038	13.99	28,527	-	1.36	(30.33)
2013	1,474	20.08	29,595	-	1.36	22.22
2012	2,048	16.43	33,658	-	1.36	(0.96)
T. Rowe Price Mid-Cap Growth
2016	45,072	60.90	2,745,202	-	1.36	4.82
2015	45,748	58.10	2,658,368	-	1.36	5.12
2014	46,154	55.27	2,551,503	-	1.36	11.57
2013	47,219	49.54	2,339,487	-	1.36	34.84
2012	48,302	36.74	1,774,855	-	1.36	12.35

20

Variable Annuity Account XI

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  Average new assets is a simple average of beginning net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)  These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative, distribution, and mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

21

PART C
OTHER INFORMATION
Item 24.   Financial Statements and Exhibits
a.	Financial Statements
The following financial statements are included in Part B of this Registration Statement:  (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016; and (2) the audited financial statements of Variable Annuity Account XI at December 31, 2016, and for each of the specified periods ended December 31, 2016 and 2015, or for portions of such periods as disclosed in the financial statements.
b.	Exhibits
(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)
(2)	Not Applicable
(3)	(a)	Facilities Agreement(k)
                        (b)        Form of Master Agreement(d)
(c)	Distribution Agreement – Scarborough(c)
(d)	Distribution Agreement – SDL(s)
(4)	Group Unallocated Policy Form (GV6059 199)(a)
(5)	Application (GV7624 699)(d)
(6)	(a)	Composite of Articles of Incorporation of SBL(b)
                        (b)        Bylaws of SBL(e)

(7)	Not Applicable
(8)	(a)	Participation Agreement – Goldman Sachs(h)
(b)	Participation Agreement – T. Rowe Price(p)
(i)	Amendment No. 4(r)
(c)	Participation Agreement – Neuberger Berman(l)
(d)	Participation Agreement – PIMCO(h)
(e)	Participation Agreement – Janus(o)
(f)	Participation Agreement – AIM(p)
(g)	Participation Agreement – Rydex(i)
(i)	Amendment No. 6(n)
(h)	Participation Agreement – SBL Fund(m)
(i)	Information Sharing Agreement – Goldman Sachs(g)
(j)	Information Sharing Agreement – T. Rowe Price(g)
(k)	Information Sharing Agreement – Security Funds(g)
(l)	Information Sharing Agreement – Janus(g)
(m)	Information Sharing Agreement – Neuberger Berman(j)
(n)	Information Sharing Agreement – PIMCO(j)
(o)	Information Sharing Agreement – AIM(j)
(p)	Information Sharing Agreement – Rydex(j)

(9)	Opinion of Counsel(f)
(10)	(a)	Consent of Independent Registered Public Accounting Firm
                        (b)        Consent of Counsel

(11)	Not Applicable
(12)	Not Applicable
(13)	(a) Powers of Attorney of John F. Guyot, Michael P. Kiley, Roger S. Offermann, Barry G. Ward, Joseph Wittrock and Douglas G. Wolff(e)
(b) Power of Attorney of John P. Wohletz (s)

(a)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33384159 (filed July 30, 1999).
(b)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33352114 (filed February 23, 2005).
(c)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33384159 (filed October 26, 1999).
(d)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33384159 (filed May 1, 2000).
(e)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540(filed April 29, 2016).
(f)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 30, 2015).
(g)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33341180 (filed April 27, 2007).
(h)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33384159 (filed April 27, 2012).
(i)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33352114 (filed April 28, 2006).
(j)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 03385592 (filed April 27, 2007).
(k)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 00289328 (filed April 27, 2009).
(l)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 33384159 (filed April 27, 2009).
(m)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014).
(n)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).
(o)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012).
(p)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013).
(q)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333138540 (filed October 19, 2012).
(r)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 30, 2013).
(s)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017).

Item 25.   Directors and Officers of the Depositor
Name and Principal Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chief Executive Officer and Chairman of the Board
Douglas G. Wolff	President and Director
John F. Guyot	Senior Vice President, General Counsel, Secretary and Director
Barry G. Ward	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer and Director
Roger S. Offerman	Senior Vice President, Chief Actuary and Director
Kevin M. Watt	Vice President
Christopher D. Swickard	Vice President, Associate General Counsel, and Assistant Secretary
Albert J. DalPorto	Vice President
Jackie R. Fox	Vice President
Rui Guo	Vice President
Benjamin J. Sclater	Vice President
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, Director
David G. Byrnes	Vice President
Cherie L. Huffman	Vice President
Cherie T. Goosen	Vice President, Finance
John R. Keddy	Vice President and Chief Technology Officer
Phon Vilayoune	Vice President
John P. Wohletz	Vice President and Chief Accounting Officer
Susan J Lacey	Vice President and Controller
Jeanne R. Slusher	Vice President and Director of Audit
Carmen R. Hill	Second Vice President and Chief Compliance Officer
*One Security Benefit Place, Topeka, KS 66636.
Item 26.   Persons Controlled by or Under Common Control with the Depositor or Registrant (will be updated)
The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.

Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
100 N. Cresent Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
1100 West Holdings II, LLC	DE	50%	by Mondrian Miami Investment LLC
1100 West Holdings, LLC	DE	100%	by 1100 West Holdings II, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
1100 West Properties, LLC	DE	100%	by 1100 West Holdings, LLC
1300 South Miami Employer, LLC	DE	100%	by SBE Hotel Group, LLC
1300 South Miami JV, LLC	DE	50%	by 1300 South Miami SBEHG Equity, LLC
1300 South Miami SBEHG Equity, LLC	DE	100%	by SBE Hotel Group, LLC
1645 NW, LLC	CA	51%	by SBE Restaurant Group, LLC
1650 Schraeder Blvd., LLC	CA	100%	by SBE Restaurant Group, LLC
1701 Collins (Miami) Manager, LLC	DE	49.5%	by SBEEG Holdings, LLC
1717 Vine Management, LLC	CA	100%	by SBE Hotel Group, LLC
1743 Cahuenga, LLC	CA	89.25%	by SBE Restaurant Group I, LLC
1775 Collins Management, LLC	DE	100%	by SBE Hotel Group, LLC
1776 Collins CSB Employer, LLC	DE	100%	by SBE Restaurant Group, LLC
1776 Collins Management, LLC	DE	100%	by SBE Hotel Group, LLC
1801 SBE Eats, LLC	CA	50%	by SN SBE Eats, LLC
1801 SBE Eats, LLC	CA	50%	by YDS 1801 Eats
29 E 29th Employer, LLC	DE	100%	by SBE Hotel Group, LLC
29 E 29th Management, LLC	DE	100%	by SBE Hotel Group, LLC
313 South Broad SBE Member, LLC	DE	100%	by SBE Hotel Group, LLC
37-41 Mortimer GP LTD	UK	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	UK	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	UK	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	UK	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	UK	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	UK	45.7%	by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	Jersey	99.99%	by 37-41 Mortimer Street LLP
444 Park Avenue Employer, LLC	DE	100%	by SBE Hotel Group, LLC
45-501, LLC	DE	100%	by FX Leasing, LLC
45-502, LLC	DE	100%	by FX Leasing, LLC
45-506, LLC	DE	100%	by FX Leasing, LLC
495 Geary LLC	DE	99%	by Clift Holdings LLC
58th Street Bar Company LLC	DE	100%	by Hudson Pledgor, LLC
6021 Hollywood Investor, LLC	DE	100%	by 6021 Hollywood Manager, LLC
6021 Hollywood Manager, LLC	DE	100%	by SBE Restaurant Group, LLC
6021 Hollywood Operating Company, LLC	DE	100%	by 6022 Hollywood Manager, LLC
6611 Hollywood Whitley, LLC	CA	100%	by SBE Restaurant Group, LLC
6623 Hollywood Cherokee, LLC	CA	100%	by SBE Restaurant Group, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by 700 Edgewater Development Parent, LLC
700 Edgewater Development Parent, LLC	DE	40%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by 700 Edgewater Development Mezz, LLC
7080 HW La Brea, LLC	CA	100%	by SBE Restaurant Group, LLC
720 NE Street Holdco LLC	DE	100%	by 720 NE Street LLC
720 NE Street LLC	DE	50%	by Che NE Street LLC
720 NE Street PropCo LLC	DE	100%	by 720 NE Street Holdco LLC
801 SMA Lessee, LLC	DE	100%	by SBE Hotel Group, LLC
9077 SM Operator LLC	CA	100%	by SBE Restaurant Group, LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50%	by SBC Civic Center LLC
A24 Films, LLC	DE	35%	by Wanamaker Portfolio Trust, LLC
ABA Products LLC	DE	100%	by Lifestyle Products Group LLC
ACS Nextant Holdings LLC	DE	100%	by SCF Business Aviation LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Alex Inc.	DE	100%	by Direct Holdings Americas, Inc.
Arlington Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Artstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Aurify Brands, LLC	NY	56.7%	by Wanamaker Portfolio Trust, LLC
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Capital Funding Trust	DE	100%	by EL Funding, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bath Road Properties Ltd.	UK	75%	by Galliard Developments Ltd
BBMA Holdings I, LLC	DE	100%	by DCP LLC
BBMA Holdings II, LLC	DE	51%	by BBMA Parent, LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BD-100-1A10 20084, LLC	DE	100%	by FX Leasing, LLC
BD-700-1A10 9147, LLC	DE	100%	by FX Leasing, LLC
Beach Hotel Associates LLC	DE	100%	by Hudson Delano Senior Mezz LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
Bethesda Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Billboard I, LLC	DE	100%	by PGM Entertainment Group, LLC
Billboard IP Holdings LLC	DE	50%	by Billboard I, LLC
Billboard IP Holdings, LLC	DE	50%	by BBMA Holdings, LLC
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Broad and Sprice Limited Partner, LLC	PA	100%	by Broad and Spruce JV, LLC
Broad and Spruce Associates, L.P.	PA	99%	by Broad and Spruce Limited Partner, LLC
Broad and Spruce JV, LLC	PA	50%	by 313 South Broad SBE Member, LLC
Cain Hoy Enterprises LP	DE	0%	Mgmt. by Eldridge GP LP LLC
Cain Hoy Enterprises UK Limited	UK	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	UK	100%	by CH Capital A Holdings LLc
Cain Hoy UK Holdings Limited	Malta	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain Hoy Enterprises LP
Canon Portfolio Trust, LLC	KS	100%	by EL Funding, LLC
Cape Soho Holdings	NY	80%	by Cape SoHo Hotel LLC
Cape SoHo Hotel LLC	NY	20%	by MHG 150 Lafayette Investment LLC
Cardamom RE HQ, LLC	DE	100%	by Security Benefit Corporation
CardCash Holdings, LLC	DE	86%	by Wanamaker Portfolio Trust, LLC
Cash4Gold LLC	DE	100%	by Lifestyle Products Group LLC
CBAM Business Services LLC	DE	100%	by EL Funding, LLC
CBAM Funding 2016-1 LLC	DE	100%	by EL Funding, LLC
Cedar Hotel Holdings LLC	DE	49%	by MHG North State Street Investment LLC
Cedar Hotel LLC	DE	100%	by Cedar Hotel Holdings LLC
Celtic Cruise, LLC	DE	100%	by ECP Charter Cruises LLC
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLc	DE	100%	by Cain Hoy UK Holdings Limited
CH Funding, LLC	Ireland	100%	by Security Benefit Corporation
CH Galliard (Courchevef PW) LLP	UK	75%	by CH Capital A Holdings LLc
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
CH McCourt (The Stage) LLC	DE	50%	by CH Capital A Holdings LLc
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings

Name	Jurisdiction	Percent of Voting Securities Owned
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings
CHE Miami Holdings	DE	100%	by CHE US Holdings LLC
Che NE Street LLC	DE	100%	by CHE Miami Holdings
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings
CHE UK GP Limited	Jersey	100%	by Cain Hoy Enterprises LP
CHE UK Holdings LP	Jersey	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain Hoy Enterprises LP
Christopher Hotel Holdings LLC	DE	49%	by MHG St. Barths Investment LLC
CLC Productions, Inc.	DE	100%	by Dick Clark Productions, Inc.
Cleo- Downtown L.A., LLC	DE	100%	by SBE Restaurant Group, LLC
Click Records, Inc.	DE	100%	by Dick Clark Productions, Inc.
Clift Holdings LLC	DE	100%	Mgmt. by Morgans Group LLC
CLIO Awards LLC	DE	100%	by Mediabistro Holdings LLC
Colpy Limited	Jersey Limited	100%	by Dynamo PW S.a.r.l.
Corporate Funding VIII, LLC	DE	100%	by SL Funding, LLC
Country Cruise 16 LLC	DE	100%	by StarVista Live LLC
Country Cruise 17 LLC	DE	100%	by StarVista Live LLC
Country Cruise II, LLC	DE	100%	by StarVista Live LLC
Country Cruise LLC	DE	100%	by StarVista Live LLC
CP Investment Holdings, LLC	DE	100%	by DCP Holdco II
CPD Funding 2016-1 LLC	DE	100%	by CBAM Funding 2016-1 LLC
CPI Productions, Inc.	DE	100%	by Dick Clark Productions, Inc.
Craneshaw House Limited	UK	66%	by Galliard Developments Ltd
Dakota Development Company, LLC	NV	100%	by SBEEG Holdings, LLC
Dark Star Media, LLC	DE	100%	by DS Funding LLC
DC Company Music, Inc.	CA	100%	by Dick Clark Productions, Inc.
DCP Corp.	DE	100%	by DCP LLC
DCP Funding LLC	DE	81.5%	by DS DCP Holdings LLC
DCP Guaranty Services, LLC	DE	100%	by Dick Clark Productions, Inc.
DCP Holdco I	DE	100%	by DCP Funding LLC
DCP Holdco II	DE	100%	by DCP Holdco I
DCP LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
DCP TL Funding LLC	DE	50%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by DCP LLC
Dcpl investco, LLC	DE	100%	by DCP LLC
DHAI Video LLC	DE	100%	by Direct Global Holdings LLC
Dick Clark Communications, Inc.	DE	100%	by Dick Clark Productions, Inc.
Dick Clark Features, Inc.	CA	100%	by Dick Clark Productions, Inc.
Dick Clark Film Group, Inc.	CA	100%	by Dick Clark Productions, Inc.
DicK Clark Kids, Inc.	DE	100%	by Dick Clark Productions, Inc.
Dick Clark Media Archives, Inc.	CA	100%	by Dick Clark Productions, Inc.
Dick Clark Productions, Inc.	DE	100%	by DCP LLC
Dick Clark Restaurants, Inc.	DE	100%	by Dick Clark Productions, Inc.
Direct Global Holdings LLC	DE	100%	by Mosaic Media Investment Partners, LLC
Direct Holdings Americas, Inc.	DE	100%	by Direct Holdings U.S. Corp.

Name	Jurisdiction	Percent of Voting Securities Owned
Direct Holdings Channel LLC	DE	100%	by Direct Global Holdings LLC
Direct Holdings Cruise Production LLC	DE	100%	by Direct Global Holdings LLC
Direct Holdings Custom Publishing Inc.	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings Education	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. Corp.
Direct Holdings Libraries Inc.	DE	100%	by Direct Holdings Americas, Inc.
Direct Holdings U.S. Corp.	DE	100%	by Direct Global Holdings LLC
DLSV 2015-1,LLC	KS	100%	by Security Benefit Corporation
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Downtown Arena Lounge, LLC	DE	50%	by SBE Restaurant Group, LLC
DS DCP Holdings LLC	DE	100%	by Dark Star Media, LLC
DS Funding LLC	DE	100%	by DSF Parent LLC
DS Malecon Holdings LLC	DE	100%	by Dark Star Media, LLC
DS MB Holdings LLC	DE	100%	by Dark Star Media, LLC
DS PGM Holdings LLC	DE	100%	by Dark Star Media, LLC
DSF Parent LLC	DE	100%	by EL Funding, LLC
Dunbarre Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
Dynamo 1C S.a.r.l.	DE	100%	by Dynamo Holdings SCSP
Dynamo GP S.a.r.l.	Luxembourg	50%	by CH Galliard (Courchevef PW) LLP
Dynamo Holdings SCSP	Luxembourg	0%	Mgmt. by Dynamo GP S.a.r.l.
Dynamo PW S.a.r.l.	Luxembourg	100%	by Dynamo Holdings SCSP
EBSAM LLC	DE	100%	by EL Funding, LLC
ECP Charter Cruises LLC	DE	100%	by Direct Holdings Cruise Production LLC
EL Funding, LLC	DE	100%	by SL Funding, LLC
Eldridge Aircraft Services LLC	DE	100%	by EL Funding, LLC
Eldridge Business Services LLC	DE	99%	by EL Funding, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge Equipment Finance LLC	DE	100%	by EL Funding, LLC
Eldridge Executive Services LLC	DE	99%	by EL Funding, LLC
Eldridge Industries, LLC	DE	65.5%	by SBT Investors, LLC
Eldridge SBC Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Services Incorporated	DE	100%	by EL Funding, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Ellicott Limited	Jersey	100%	by Beaumont Hills LLC
Elliott Bay Capital Trust, LLC	DE	20%	by Wanamaker Portfolio Trust, LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Elliott Bay Healthcare Realty LLC	DE	100%	by Elliott Bay Healthcare Realty Holdings LLC
Epic Aero, Inc.	DE	18%	by Epic Preferred Holdings LLC
Epic Preferred Holdings LLC	DE	100%	by Stonebriar Holdings LLC
Everest Fuel Management, LLC	DE	100%	by Epic Aero, Inc.
Fairchild Place Ltd	UK	100%	by The Stage Shoreditch (Master) Unit Trust
Family Secret Productions, Inc.	DE	100%	by Dick Clark Productions, Inc.
Film Expo Group LLC	DE	100%	by Mediabistro Holdings LLC
First Sec Bft Life Ins & Annuity Co of NY	NY	100%	by SBL Holdings, LLC
Flairjet Ltd.	DE	100%	by Volare Acquisitions, Limited

Name	Jurisdiction	Percent of Voting Securities Owned
Flexjet Limited	England, Wales	100%	by One Sky Flight, LLC
Flexjet, LLC	England, Wales	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flower Power Cruise 16 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 17 LLC	DE	100%	by StarVista Live LLC
Four Six Four Aircraft II LLC	DE	100%	by Four Six Four Aircraft LLC
Four Six Four Aircraft LAK (Ireland) I Limited	Ireland	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) II Limited	Ireland	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) III Limited	Ireland	100%	by Four Six Four Aircraft LAK (Ireland) Parent Limited
Four Six Four Aircraft LAK (Ireland) Parent Limited	Ireland	100%	by Four Six Four Aircraft II LLC
Four Six Four Aircraft LLC	DE	100%	by EL Funding, LLC
FX Leasing, LLC	DE	100%	by SCF Business Aviation LLC
Galliard Developments Ltd	UK	100%	by GDL Holdco Limited
GDL (Cheltenham) Holdings Ltd	UK	100%	by Galliard Developments Ltd
GDL (Cheltenham) Ltd	UK	100%	by GDL (Cheltenham) Holdings Ltd
GDL (Chiswick) LLP	UK	66%	by Galliard Developments Ltd
GDL (Luton) Holdings Ltd	UK	90%	by Galliard Developments Ltd
GDL (Millharbour) Ltd	UK	100%	by Galliard Developments Ltd
GDL (Slough) Developments Ltd	UK	100%	by Galliard Developments Ltd
GDL Holdco Limited	UK	50%	by CH Capital A Holdings LLc
Generate Entertainment, Inc.	DE	100%	by DCP LLC
Gennessee Insurance Agency, LLC	DE	100%	by Security Benefit Life Insurance Company
GHL (Romford) Limited	UK	100%	by Galliard Developments Ltd
GIV-X 4330, LLC	DE	100%	by FX Leasing, LLC
GIV-X 4332, LLC	DE	100%	by FX Leasing, LLC
GIV-X 4334, LLC	DE	100%	by FX Leasing, LLC
Grand Avenue SBE Member, LLC	DE	100%	by SBE Hotel Group, LLC
Haworth Limited	Jersey Limited	100%	by Dynamo PW S.a.r.l.
HBC (Hallandale) Employer, LLC	DE	100%	by SBE Restaurant Group, LLC
Henry Hudson Holdings LLC	DE	100%	by Hudson Delano Senior Mezz LLC
Highland Peak Asset Holdings	DE	100%	by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Highland Peak Trust	DE	100%	by EL Funding, LLC
HLAAA JV, LLC	DE	25%	by SBE/Hyde Miami, LLC
Hollywood Awards LLC	CA	100%	by Dick Clark Productions, Inc.
Hudson Delano Junior Mezz LLC	DE	100%	by Morgans Group LLC
Hudson Delano Senior Mezz LLC	DE	100%	by Hudson Delano Junior Mezz LLC
Hudson Leaseco LLC	NY	99.9%	by Hudson Managing Member LLC
Hudson Managing Member LLC	DE	100%	by Henry Hudson Holdings LLC
Hudson Pledgor, LLC	DE	100%	by Henry Hudson Holdings LLC
Hudson Residual Interests, Inc.	DE	100%	by Henry Hudson Holdings LLC
Hyde LLC	CA	100%	by SBE Restaurant Group, LLC
Hyde LV LLC	NV	100%	by SBE Restaurant Group, LLC
ISBE Brand Owner, LLC	DE	50%	by ISBE SBE Member, LLC
ISBE SBE Member, LLC	DE	100%	by SBE Licensing, LLC
Jessica House Developments Ltd	UK	95%	by Galliard Developments Ltd
KAL Aircraft, LLC	KS	100%	by Security Benefit Corporation
Katsu USA, LLC	CA	72%	by SBE/Katsuya USA, LLC
Katsuya-Downtown L.A., LLC	DE	72.9%	by SBE/Katsuya USA, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Katsuya-Glendale, LLC	CA	81.5%	by SBE/Katsuya USA, LLC
Katsuya-H&V LLC	DE	81.5%	by SBE/Katsuya USA, LLC
KBM Holdco, LTD, LLC	BVI	100%	by SBE KBM Holdings, LLC
KBM Operating Company, LTD	Bahamas	100%	by KBM Holdco, LTD, LLC
Keshet/dcp LLC	DE	50%	by DCP LLC
Kilmorie Investments LLP	UK	100%	by Kilmorie Properties Ltd
Kilmorie Properties Ltd	UK	100%	by Galliard Developments Ltd
KitchenTek Holdings LLC	DE	100%	by Lifestyle Products Group LLC
KitchenTek LLC	DE	100%	by KitchenTek Holdings LLC
KitchenTek Operating LLC	DE	100%	by KitchenTek Holdings LLC
Lifestyle Products Group LLC	DE	50%	by Direct Global Holdings LLC
Louisiana DCP Productions, LLC	LA	100%	by Dick Clark Productions, Inc.
LSB Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Malecon Entertainment LLC	DE	50%	by DS Malecon Holdings LLC
Malt Shop Cruise 15, LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 16 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise II, LLC	DE	100%	by ECP Charter Cruises LLC
Malt Shop Cruise III, LLC	DE	100%	by StarVista Live LLC
MAOdcpLLC	DE	50%	by Dick Clark Productions, Inc.
Maranon Senior Credit IV, LLC	KS	100%	by Security Benefit Corporation
Maslow's UK Services Ltd	UK	100%	by 37-41 Mortimer Street LLP
Mayfair Portfolio Trust, LLC	DE	100%	by Eldridge SBC Holdings, LLC
MB Group Holdings LLC	DE	59.53%	by DS MB Holdings LLC
MB Las Vegas Holdings LLC	DE	100%	by Morgans Group LLC
MB/RS Las Vegas LLC	NV	100%	by MB Las Vegas Holdings LLC
MB\CG Las Vegas LLC	NV	100%	by MB Las Vegas Holdings LLC
MC South Beach LLC	DE	50%	by 1100 West Properties LLC
MC South Beach LLC	DE	50%	by Morgans Group LLC
McLean Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Mediabistro Holdings LLC	DE	100%	by MB Group Holdings LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co., LLC	DE	100%	by MF Master Seed Co., LLC
MHG 150 Lafayette Investment LLC	DE	100%	by Morgans Group LLC
MHG Capital Trust I	DE	100%	by Morgans Group LLC
MHG Mexico LLC	DE	100%	by Morgans Group LLC
MHG Mexico Management S. de R. L. de C.V.	Mexico	99%	by MHG Mexico LLC
MHG North State Street Investment LLC	DE	100%	by Morgans Group LLC
MHG PR Investment LLC	DE	100%	by Morgans Group LLC
MHG PR Member LLC	PR	100%	by MHG PR Investment LLC
MHG St. Barths Investment LLC	DE	100%	by Morgans Group LLC
Miami Waterfront Ventures Mezz, LLC	DE	100%	by Miami Waterfront Ventures Parent, LLC
Miami Waterfront Ventures Parent, LLC	DE	40%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by Miami Waterfront Ventures Mezz, LLC
Mill Link Developments Limited	UK	100%	by Galliard Developments Ltd
Mondrian Miami Investment LLC	DE	100%	by Morgans Group LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra Trust	DE	100%	by EL Funding, LLC
Monterra Trust FA Holdings, LLC	NJ	100%	by Monterra Trust
Morgans Group LLC	DE	100%	by Morgans Hotel Group Co. LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Morgans Hotel Franchising Genpar I LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Franchising Genpar LP	DE	99.8%	by Morgans Hotel Franchising Limpar LLC
Morgans Hotel Franchising Limpar LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Group Co. LLC	DE	100%	by SBE ENT Holdings, LLC
Morgans Hotel Group Management LLC	DE	100%	by Morgans Group LLC
Morgans Hotel Group U.K. Management Limited	UK	100%	by Royalton London LLC
Morgans International Franchising LP	DE	99.8%	by Morgans Hotel Franchising Limpar LLC
Morgans Istanbul LLC	DE	100%	by Morgans Group LLC
Morgans Newco Limited	UK	100%	by Royalton Europe Holdings LLC
Morgans US Franchise LLC	DE	100%	by Morgans Group LLC
Mosaic Media Investment Partners, LLC	DE	52.4%	by DCP LLC
Mosaic Media Investment Partners, LLC	DE	47.6%	by DCP TL Funding LLC
MRC Funding Holdco II, LLC	DE	100%	by Eldridge Industries, LLC
MRC Funding Holdco LLC	DE	100%	by MRC Funding Holdco II, LLC
MRC Funding LLC	DE	100%	by MRC Funding Holdco LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nazkor, LLC	CA	100%	by SBE Restaurant Group, LLC
Newco London City Limited	UK	100%	by Morgans Hotel Group U.K. Management Limited
Nextant Aircraft 9017, LLC	OH	100%	by Nextant Aircraft, LLC
Nextant Aircraft 9054, LLC	OH	100%	by Nextant Aircraft, LLC
Nextant Aircraft, LLC	OH	100%	by ACS Nextant Holdings LLC
NF - GPIM, LLC	KS	100%	by Security Benefit Corporation
North Woolwich Road Developments Limited	UK	100%	by Galliard Developments Ltd
Note Funding 1892, LLC	KS	100%	by Security Benefit Corporation
Note Funding 1892-2, LLC	KS	100%	by EL Funding, LLC
Note Funding II, LLC	KS	100%	by Security Benefit Corporation
Note Funding OHA II, LLC	KS	100%	by Security Benefit Corporation
Note Funding OHA, LLC	KS	100%	by Security Benefit Corporation
NZC Capital LLC	DE	76.1%	by Todd L. Boehly, Individual
One Sky Flight, LLC	DE	100%	by Epic Aero, Inc.
Orchard Wharf Developments Ltd	UK	33.3%	by Galliard Developments Ltd
Padfield AH, LLC	DE	100%	by SL Funding, LLC
PC-12/47E 1525, LLC	DE	100%	by SA Leasing, LLC
PC-12/47E 1533, LLC	DE	100%	by SA Leasing, LLC
PD Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
PGM Entertainment Group, LLC	DE	100%	by Prometheus Global Media, LLC
PGM-MB Holdings LLC	DE	100%	by Mediabistro Holdings LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by EL Funding, LLC
Prometheus Global Media Holdings, LLC	DE	60%	by DS PGM Holdings LLC
Prometheus Global Media, LLC	DE	100%	by Prometheus Global Media Holdings, LLC
Renegade Brands USA, INC.	DE	20%	by Canon Portfolio Trust, LLC
Replay Technology Funding, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Rock and Romance Cruise LLC	DE	100%	by StarVista Live LLC
Rockville Funding LLC	DE	100%	by CBAM Funding 2016-1 LLC
Royalton Europe Holdings LLC	DE	100%	by Morgans Group LLC
Royalton London LLC	NY	100%	by Morgans Group LLC
Royalton UK Development Limited	UK	100%	by Royalton London LLC
RTF II, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
SA Leasing II, LLC	DE	100%	by SA Leasing, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
SA Leasing, LLC	DE	100%	by SCF Business Aviation LLC
Sager House (Almedia) Limited	UK	69.4%	by CH Capital A Holdings LLc
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. Corp.
SAILES 2, LLC	DE	100%	by SAILES 2-0, LLC
SAILES 2-0, LLC	DE	100%	by Security Benefit Life Insurance Company
Sarena Holdings Ltd	UK	100%	by Galliard Developments Ltd
Sarena House LLP	UK	50%	by Sarena Holdings Ltd
SB Custody, LLC	DE	100%	by Eldridge SBC Holdings, LLC
SB Directional Aviation LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
SB Funding 2016-1, LLC	KS	100%	by Security Benefit Corporation
SB Funding 2016-2, LLC	KS	100%	by Security Benefit Corporation
SBC Civic Center LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
SBE Eats, LLC	DE	66.67%	by 1801 SBE Eats, LLC
SBE Eats, LLC	DE	33.3%	by SBEEG Holdings, LLC
SBE ENT Holdings, LLC	DE	11.25%	by CHE SBE Holdings, LLC
SBE Hotel Group, LLC	DE	100%	by SBEEG Holdings, LLC
SBE Hotel Licensing, LLC	NV	100%	by SBE Hotel Group, LLC
SBE Hotel Management, LLC	DE	100%	by SBE Hotel Group, LLC
SBE KBM Holdings, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE Las Vegas Redevelopment I, LLC	NV	100%	by SBEEG Holdings, LLC
SBE Licensing, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE Restaurant Group I, LLC	DE	80.8%	by SBE Restaurant Group, LLC
SBE Restaurant Group, LLC	NV	100%	by SBEEG Holdings, LLC
SBE/Hyde Miami, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE/Katsuya Middle East, LLC	DE	100%	by SBE Restaurant Group, LLC
SBE/Katsuya USA, LLC	DE	100%	by SBE Restaurant Group, LLC
SBEEG Holdings Licensing, LLC	NV	100%	by SBEEG Holdings, LLC
SBEEG Holdings, LLC	DE	100%	by SBE ENT Holdings, LLC
SBEHG 1701 Collins Miami, LLC	FL	100%	by SBE Hotel Group, LLC
SBEHG 1775 Collins Miami, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG 1776 Collins Miami, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG 801 Fifth, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG BM Employer, LTD	Bahamas	100%	by SBE Hotel Group, LLC
SBEHG Las Vegas I, LLC	DE	99.9%	by SBEHG LVI Holdco Company, LLC
SBEHG LVI Holdco Company, LLC	DE	100%	by SBE Hotel Group, LLC
SBEHG Townhouse LLC	DE	100%	by SBE Hotel Group, LLC
SBERG 3780 LV Arena Operator, LLC	DE	100%	by SBERG Management, LLC
SBERG Management, LLC	DE	100%	by SBE Restaurant Group, LLC
SBL Holdings, LLC	KS	100%	by Security Benefit Corporation
SBLH Asset Holdings, LLC	DE	100%	by Eldridge Industries, LLC
SBT Investors, LLC	DE	100%	by NZC Capital LLC
SC London Limited	UK	100%	by SC London LLC
SC London LLC	DE	100%	by Morgans Group LLC
SC Resturant Company LLC	DE	100%	by Morgans Group LLC
SCF Business Aviation LLC	DE	100%	by SCF Funding LLC
SCF Equipment Trust 2016-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF Goose LLC	DE	100%	by SCF Business Aviation LLC
SCF Maverick LLC	DE	100%	by SCF Business Aviation LLC

Name	Jurisdiction	Percent of Voting Securities Owned
SCF Merlin LLC	DE	100%	by SCF Business Aviation LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF RC Funding I LLC	DE	100%	by SCF Realty Capital LLC
SCF RC Funding II LLC	DE	100%	by SCF Realty Capital LLC
SCF RC Funding III LLC	DE	100%	by SCF Realty Capital LLC
SCF RC Master Funding I LLC	DE	100%	by SCF Realty Capital Trust LLC
SCF Realty Capital LLC	DE	100%	by SCF Funding LLC
SCF Realty Capital Trust LLC	DE	100%	by SCF Realty Capital LLC
SCF Servicing Company LLC	DE	99.9%	by SCF Funding LLC
SCFRC-HW LLC	DE	100%	by SCF Realty Capital LLC
SCFRC-HW-1815 Quintard Avenue-Anniston LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-2421 South MacArthur Drive-Alexandria LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-3355 International Boulevard-Brownsville LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-4555 West Forest Home Avenue-Greenfield LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-528 South Broadway-Salem LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-7434 North Vancouver Avenue-Portland LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-755 Page Boulevard-Springfield LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-839 North Glenstone Avenue-Springfield LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-8584 West Dempster Street-Niles LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-909 North Kingshighway Blvd-St. Louis LLC	DE	100%	by SCF Realty Capital Trust LLC
SCFRC-HW-V LLC	DE	100%	by SCFRC-HW LLC
se2 Holdco, LLC	KS	100%	by Security Benefit Corporation
se2 Holdings, Inc.	KS	93.2%	by se2 Holdco, LLC
SE2 Information Services Ireland Limited	Ireland	100%	by se2 Holdings, Inc.
SE2, LLC	KS	100%	by se2 Holdings, Inc.
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by SBL Holdings, LLC
Security Benefit Corporation	KS	100%	by Eldridge SBC Holdings, LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, LLC
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Ship of Fear, LLC	DE	100%	by ECP Charter Cruises LLC
Shore Club Holdings LLC	DE	100%	by Morgans Group LLC
SL Funding, LLC	DE	100%	by Eldridge SBC Holdings, LLC
SLS Hotels Asia Limited	Hong Kong	100%	by SBE Hotel Group, LLC
SN SBE Eats, LLC	DE	10%	by SBEEG Holdings, LLC
SN SBE Eats, LLC	DE	10%	by YDS 1801 Eats
Sochin Downtown Realty, LLC	NY	99.5%	by Cape SoHo Hotel LLC
Sochin Realty Managers, LLC	DE	100%	by Cape SoHo Hotel LLC
Sojourn Aviation Company, LLC	DE	100%	by Epic Aero, Inc.

Name	Jurisdiction	Percent of Voting Securities Owned
Soul Train Cruise 16 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 17 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise II, LLC	DE	100%	by ECP Charter Cruises LLC
Soul Train Cruise III, LLC	DE	100%	by StarVista Live LLC
Soul Train IV, LLC	DE	100%	by StarVista Live LLC
South Audley Ltd	UK	100%	by South Audley Street LLP
South Audley Street LLP	UK	75%	by CH Capital A Holdings LLc
Spinmedia LLC	DE	100%	by PGM Entertainment Group, LLC
Spoonful Management AAA, LLC	DE	100%	by SBE Restaurant Group, LLC
Spoonful Management LLC	CA	100%	by SBE Restaurant Group, LLC
Spoonful Management LV Arena, LLC	DE	100%	by SBE Restaurant Group, LLC
Spoonful Management LV MC, LLC	NV	100%	by SBE Restaurant Group, LLC
Spoonful Management LV, LLC	NV	100%	by SBE Restaurant Group, LLC
Spoonful Management Maimi, LLC	FL	100%	by SBE Restaurant Group, LLC
Spoonful Management Raleigh, LLC	FL	100%	by SBE Restaurant Group, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
SRC Entertainment, LLC	CA	100%	by SBE Restaurant Group, LLC
Starbones Ltd	UK	95%	by GDL (Chiswick) LLP
StarVista Live LLC	DE	100%	by Direct Holdings Cruise Production LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EL Funding, LLC
Stewart Street Productions, Inc.	DE	100%	by DCP LLC
Stone Secured Asset Funding Trust	DE	100%	by EL Funding, LLC
Stone Secured Asset Holdings, LLC	DE	100%	by Stone Secured Asset Funding Trust
Stone Secured FA Holdings, LLC	NJ	100%	by Stone Secured Asset Funding Trust
Stonebriar Commercial Finance Canada Inc.	DE	100%	by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	85.7%	by Stonebriar Holdings LLC
Stonebriar Holdings LLC	DE	100%	by Eldridge Equipment Finance LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
TG Acquisitions Limited	UK	100%	by South Audley Street LLP
The Hollywood Reporter	DE	85%	by Prometheus Global Media, LLC
The Soul Train Cruise, LLC	DE	100%	by ECP Charter Cruises LLC
The St. James Sports and Wellness Complex LLC	DE	82%	by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	UK	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	UK	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	UK	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	UK	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	UK	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	UK	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	UK	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	UK	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	UK	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	Jersey	99.1%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	Jersey	99%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	UK	100%	by The Stage Shoreditch (Office North) Unit Trust

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch (Office North) LP	UK	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	UK	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	UK	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	UK	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	UK	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	UK	65%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	UK	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	UK	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	UK	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	UK	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	UK	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	Jersey	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	UK	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	UK	60%	by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	UK	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	UK	100%	by The Stage Shoreditch (Master) Unit Trust
TLLB Holdings, LLC	DE	100%	by SBEEG Holdings, LLC
Trigger Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Umami Restaurant Group, LLC	DE	76.96%	by SBE Eats, LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Volare Acquisitions, Limited	Ireland	49%	by Flexjet Limited
Wanamaker Portfolio Trust, LLC	KS	100%	by Monterra Asset Holdings, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by Watson Brickell Development Parent, LLC
Watson Brickell Development Parent, LLC	DE	50%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by Watson Brickell Development Mezz, LLC
Westgate House Developments Limited	UK	50%	by Galliard Developments Ltd
YDS 1775 Collins SN Member, LLC	DE	72.87%	by SBE Hotel Group, LLC
YDS 1801 Eats	CA	100%	by SBEEG Holdings, LLC

SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, , Variflex Separate Account, Separate Account XV, SBL Variable Annuity Account VIII, Variflex Separate Account, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.
Item 27. Number of Contractowners

As of February 28, 2017, there was one contract owner under the NonQualified Contract issued under Variable Annuity Account XI.
Item 28.	Indemnification
The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.
The Articles of Incorporation include the following provision:
(a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

(b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a)(1)	Security Distributors, LLC (“SDL”), an affiliate of SBL, acts as principal underwriter for:
SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (Classic Strategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

(a)(2)	SDL acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):
Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:
Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G. Byrnes	President
	Marsha L. Johnston	Treasurer
	Justin A. Jacquinot	Senior Vice President, Direct Relationships
	Kevin M. Watt	Senior Vice President
	Kenneth J. Rathke	Senior Vice President
	Michael K. Reidy	Senior Vice President
	Kurt E. Auleta	Vice President, Sales Operations
	James J. Kiley	Vice President, Education Markets
	Paula K. Dell	Vice President
	Christopher D. Swickard	Vice President and Secretary
	Donald A. Wiley	Vice President
	James R. Schmank	Vice President
	Mark W. Turner	Vice President, Education Markets
	Yolande C. Nichols	Chief Compliance Officer
                    *One Security Benefit Place, Topeka, KS 66636-0001

(c)	1	2	3	4	5
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$487,133.61[1]	N/A	0	N/A

1 Security Benefit Life Insurance Company pays commissions to broker-dealers through SDL.  This is the amount paid to SDL in connection with all contracts sold through the Separate Account.
        SDL passes through to the selling broker-dealers all such amounts.

Item 30.	Location of Accounts and Records
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.
Item 31.	Management Services
All management contracts are discussed in Part A or Part B.
Item 32.	Undertakings
(a)	Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.
(b)	Registrant undertakes that it will 1) include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information and 2) include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.
(d)	Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 28th day of April, 2017.

Security Benefit Life Insurance Company (The Depositor) SBL Variable Annuity Account XI (The Registrant)
By:	*
Michael P. Kiley Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacity indicated on April 28, 2017.

SIGNATURES AND TITLES

By:	*
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John P. Wohletz, Vice President and Chief Accounting Officer
By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary and Director
By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary, Director
By	*
Joseph Wittrock, Senior Vice President and Director
By:	*
Douglas G. Wolff, President and Director
*By:	CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel